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1
                                                 EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                              EMPLOYMENT AGREEMENT

     AGREEMENT, made September 30, 1996, (the "Effective Date") by and between ANTIGUA ACQUISITION CORPORATION, a Delaware corporation and THOMAS C. WAJNERT ("Executive").

     RECITALS

     In order to induce Executive to continue to serve as the Chairman and Chief Executive Officer of AT&T Capital Corporation, a Delaware Corporation (the "Company") after the transaction (the "Transaction") contemplated in the Agreement and Plan of Merger among the Company, AT&T Corp., Hercules Limited and Antigua Acquisition Corporation, dated as of June 5, 1996 (the "Merger Agreement") Antigua Acquisition Corporation and its successors, the Company, desire to provide Executive with compensation and other benefits on the terms and conditions set forth in this Agreement, which are expressly conditional on the consummation of the Transaction.

     Executive is willing to accept such employment and perform services for the Company, on the terms and conditions hereinafter set forth.

     It is therefore hereby agreed by and between the parties as follows:

1.  Employment.

     1.1 Subject to the terms and conditions of this Agreement, the Company shall employ Executive during the term hereof as its Chairman and Chief Executive Officer. In his capacity as the Chairman and Chief Executive Officer of the Company, Executive shall report to the Board of Directors of the Company (the "Board") and shall have the customary powers, responsibilities and authorities of chairmen and chief executive officers of corporations of the size, type and nature of the Company, as it exists from time to time, as are assigned by the Board.

     1.2 Subject to the terms and conditions of this Agreement, Executive hereby accepts employment as the Chairman and Chief Executive Officer of the Company commencing on the date of the Transaction, and, except as set forth in Section 1.4, agrees to devote his full working time and efforts to the performance of services, duties and responsibilities in connection therewith, and shall perform his functions at the Company with at least the care that an ordinarily prudent person of like ability, experience and talent would reasonably be expected to exercise under similar circumstances. Executive shall perform such duties and exercise such powers, commensurate with his position, as the Chairman and Chief Executive Officer of the Company as the Board shall from time to time delegate to him and as are consistent with Section 1.1 hereof, on such terms and conditions and subject to such restrictions as such Board may reasonably from time to time impose.

     1.3 At all times during the term of employment hereunder, Executive shall be a member of the Board. Nothing in this Agreement shall preclude Executive from engaging in charitable and community affairs, from managing any passive investment made by him in publicly traded equity securities or other property (provided that no such investment may exceed 1% of the equity of any entity, without the prior approval of such Board of

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2                                                EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Directors) so long as such activities do not materially interfere with his duties and responsibilities hereunder, or from serving, subject to the prior approval of such Board of Directors, as a member of boards of directors or as a trustee of any other corporation, association or entity. The Board hereby consents to Executive's current outside board and association activities as set forth in Exhibit A to this Agreement.

     2. Term of Employment. Executive's term of employment under this Agreement shall commence on the date of the Transaction and, subject to the terms hereof, shall terminate on the earlier of (i) December 31, 1999 (the "Termination Date") or (ii) termination of Executive's employment pursuant to this Agreement.

     3.  Compensation.

     3.1 Salary. The Company shall pay Executive a base salary ("Base Salary") during Executive's term of employment hereunder equal to $625,000 per annum. Base Salary shall be payable in accordance with the ordinary payroll practices of the Company and may be increased by the Board in its sole discretion.

     3.2 Annual Bonus. (a) Executive shall be paid an annual bonus in respect of 1996 equal to $677,808 at the time that 1996 annual cash bonus payments are made to Company senior executives, but in no event later than March 31, 1997.(b) Executive shall be paid an annual bonus (each, together with the bonus described in clause (a) above, a "Bonus") during the term of his employment hereunder in respect of 1997, 1998 and 1999 with a target amount equal to 60% of Base Salary (the "Target Bonus") based on performance criteria determined by the Board in its sole discretion. The Board in its sole discretion may determine whether Executive has met the performance criteria. If performance exceeds target, the Board may authorize the Company to pay a bonus greater than the Target Bonus and if performance is below target, the Board may authorize the Company to pay a bonus lower than the Target Bonus. (a) In addition, in 1997, Executive shall receive a one-time payment equal to $1,000,000 (the "One-Time Payment"). The One-Time Payment shall be paid at the time that 1996 annual cash bonus payments are made to Company senior executives, but in no event later than March 31, 1997, of which $722,192 constitutes a signing bonus.

     3.3 Stock Option Grants. Effective on the date of the Transaction, Executive shall receive options to purchase 598,900 shares of Company stock, which shall be subject to the terms and conditions of Exhibit C.

     4. Employee Benefits.

     4.1 Employee Benefit Programs, Plans and Practices. Except as otherwise specifically provided in this Agreement, the Company shall provide Executive during the term of his employment hereunder with coverage under all employee pension and welfare benefit programs, plans and practices (commensurate with his positions in the Company and to the extent permitted under any employee benefit plan), other than severance plans, in accordance with the terms thereof, which the Company makes available to its senior executives, other than those in which he elects not to participate by written notice to the Company. No benefit otherwise available to the

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3                                                EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Executive under any of the five Retirement Plans listed in Exhibit D, or under any of the four Health and Welfare Benefit Plans and Programs listed as items 1, 2, 3 and 8 in Exhibit D, shall be materially reduced without the Executive's advance written consent unless the Executive is provided with the after-tax economic equivalent of such benefit reduction. The economic equivalent of any benefit foregone shall be deemed to be the total cost to Executive of obtaining the lost benefit directly, on an individual basis. The required after-tax economic equivalent shall be payable quarterly in arrears. In addition, no benefit otherwise available to the Executive under any pension or welfare benefit plan, program or practice referred to in Exhibit D shall be materially reduced except as part of an across-the-board reduction applying to all senior executives of the Company. Executive shall be entitled to a pension benefit determined in accordance with the Executive Benefit Plan in effect on the date of this Agreement based on Credited Service equal to his actual years of service with the Company (currently eleven (11) years) less the pension benefits he actually receives under (i) the Executive Benefit Plan, (ii) any other defined benefit pension plan maintained by the Company, and (iii) any other plan the benefits of which offset or reduce the amounts otherwise payable under the Executive Benefit Plan.

     4.2 Vacation and Fringe Benefits. Executive shall be entitled to no less than five weeks paid vacation in each calendar year, which shall be taken at such times as are consistent with Executive's responsibilities hereunder. In addition, Executive shall be entitled to the perquisites and other fringe benefits made available to senior executives of the Company, commensurate with his position with the Company. For purposes of illustration, the perquisites and other fringe benefits in effect immediately prior to the Transaction are set forth in Exhibit E.

     5. Expenses. Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement, including, without limitation, expenses for travel and similar items related to such duties and responsibilities. The Company will reimburse Executive for all such expenses upon presentation by Executive from time to time of appropriately itemized and approved (consistent with the Company's policy) accounts of such expenditures.

     6. Termination of Employment. 6.1 Termination Not for Cause or for Good Reason. (a) Either Executive or the Company may terminate Executive's employment at any time for any reason. If Executive's employment is terminated by the Company other than (i) for Cause (as defined in Section 6.4 hereof) or (ii) as a result of Executive's death or Permanent Disability (as defined in Section 6.2 hereof) or if Executive terminates his employment for Good Reason (as defined in
Section 6.1 (c) hereof), in either case prior to December 31, 1999, Executive shall promptly receive those payments (if any) (and be entitled to those benefits (if any), under Company plans or programs generally applicable to its senior executives, to which he is entitled pursuant to the terms of such plans or programs, as well as the One-Time Payment, if it has not previously been made. In addition, Executive shall be entitled to receive an amount (the "Termination Amount") in lieu of any Bonus in respect of all or any portion of the fiscal year in which such termination occurs and any other cash compensation (other than the payments referred to in this Section 6.1(a)

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4                                                EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

hereof), which Termination Amount shall be payable within 30 days following such termination of employment. The Termination Amount shall consist of the sum of
(i) the Applicable Percentage (as defined below) of Executive's Final Annual Pay (as defined below), (ii) 110% of the Target Bonus for the year of termination (the Target Bonus being deemed to be $677,808 for 1996) and (iii) 135% of the premium necessary to obtain COBRA continued health and dental coverage for 24 months. For purposes of this Section 6.1, the "Applicable Percentage" shall mean 300% multiplied by a fraction, the numerator of which is the number of days from and including the date of termination through, but not including, the Termination Date and the denominator of which is the number of days from and including the date of this Agreement through, but not including, the Termination Date. In addition, Executive shall be entitled to receive a cash lump sum payment in respect of accrued but unused vacation days (the "Vacation Payment"), to any accrued but unpaid base salary and to any compensation previously deferred but not yet paid (including any deferred Bonus payments and any Bonus amount awarded but not yet paid) (the "Compensation Payment"), and to continued coverage for basic life insurance (one times annual salary) for 24 months under any employee life insurance plan in accordance with the respective terms thereof. If Executive has supplemental life insurance through the Company, the Company shall permit Executive to continue such life insurance coverage, at Executive's cost, for up to 24 months from the date of termination. As a condition to Executive's receipt of the benefits set forth in this Section 6.1, on or prior to the date of termination, Executive shall sign a separation agreement and general release in the form annexed hereto as Exhibit F. In the event that Executive is terminated by the Company without Cause and the Company provides Executive with less than 90 days of notice prior to the termination, the Company shall also pay Executive, within 30 days following the date of termination, a sum equal to the product of (i) the quotient of (a) the excess of
(1) 90 over (2) the number of days of notice provided Executive prior to the termination, divided by (b) 365, multiplied by (ii) the Base Salary; the Company shall also provide Executive with 100% of Executive's COBRA premiums for the period equal to the excess of (1) 90 over (2) the number of days of notice provided Executive prior to termination.(b) The Vacation Payment and the Compensation Payment shall be paid by the Company to Executive within 30 days after the termination of Executive's employment by check payable to the order of Executive or by wire transfer to an account specified by Executive. (c) For purposes of this Agreement, "Good Reason" shall mean any of the following (without Executive's express prior written consent):(i) The assignment to Executive of any duties inconsistent, in a way significantly adverse to Executive, with Executive's positions, duties and responsibilities with the Company immediately following the Transaction, or a significant reduction in the duties and responsibilities held by Executive immediately following the Transaction, a change in Executive's reporting responsibilities, title or offices as in effect immediately following the Transaction that is significantly adverse to Executive; or any removal of Executive from or any failure to re-elect Executive to any position with the Company or any such Subsidiary that Executive held immediately following the Transaction except in connection with a termination of employment for Cause (or in the case of Retirement, death or permanent Disability, or in connection with a plan of succession to Executive's responsibilities and authorities to which Executive has agreed);(ii)A reduction by the Company in Executive's annual Base Salary as

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5                                                EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

in effect immediately following the transaction, or as the same may be increased from time to time thereafter or a reduction in the Target Bonus specified in section 3.2(b); (iii) A material breach of the terms of Section 4.1 by the Company; (iv) The Company requiring Executive to be based anywhere other than Executive's present work location or a location within fifty (50) miles from such present location; (v) A material breach of this Agreement by the Company;
(vi) Any material reduction in the thresholds contained in the Company's schedule of authorizations from the levels to be negotiated in good faith, and reasonably promptly, by the parties; or (vii) The failure of the Company to obtain the assumption in writing (unless such successor or assign assumes the obligations of the Company under this Agreement by operation of law) of its obligation to perform all aspects of this Agreement by any successor or assign within 90 days after any merger, consolidation, sale of substantially all of the assets of or similar transaction involving the Company. Provided that; for avoidance of doubt, Executive acknowledges that the shareholders of the Company and Nomura International plc will (subject to approval by Executive, which approval shall not be unreasonably withheld) second certain individuals to key roles in the Company and that (i) members of the Board of Directors of the Company and (ii) any other individual representatives of the shareholders of the Company or Nomura International plc may (subject to approval by Executive, which approval shall not be unreasonably withheld) attend and participate in meetings of the Company's Corporate Leadership Team (or any successor group or committee thereof). Any such approved secondment or participation shall not be considered to result in Good Reason; and provided further that, in the case of any such termination of employment by the Executive for Good Reason, such termination shall not be deemed for Good Reason unless (A) such termination occurs within ninety (90) days after the Executive receives notice of the occurrence of the events constituting the reason for such termination and, (B) in the case of any event described in (i), (iii), (v), (vi) or (vii) above, the Executive has provided notice that he intends to resign for Good Reason, specifying the particular circumstances that he believes constitute Good Reason and the Company has not, within 30 days after the notice provided by the Executive, taken steps to rectify the action which gave rise to the Good Reason. (d) For purposes of this Agreement, "Final Annual Pay" shall mean the higher of (i) the sum of Executive's Base Salary and 110% of the Target Bonus for the year in which the date of termination occurs (not taking into account any reduction that would constitute a basis for Good Reason) (the Target Bonus being deemed to be $677,808 for 1996) and (ii) the quotient equal to (A) the sum of Executive's (1) Base Salary (not taking into account any reduction that would constitute a basis for Good Reason), and (2) actual annual incentive payments earned under applicable Company annual incentive plans or programs, during the three consecutive calendar years preceding Executive's date of termination in which he had the greatest aggregate earnings, divided by (B) three. For purposes of calculating Final Annual Pay, the One-Time Payment and any sign-on fees, retention fees, waiver fees and any other fees, bonuses or similar compensation (other than annual incentive payments earned under applicable Company annual incentive plans or programs, and specifically including the $677,808 annual incentive bonus referred to in Section 3.2(a)) shall be disregarded.

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6                                                EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

     6.2 Permanent Disability. If the Executive becomes totally and permanently disabled (as defined in Sections 2(1)(a) and 2(1)(b) of the current AT&T Senior Management Long Term Disability and Survivor Protection Plan ("Permanent Disability"), the Company or Executive may terminate Executive's employment on written notice thereof, and Executive shall receive or commence receiving, as soon as practicable: (i) amounts payable pursuant to the terms of any disability plan, insurance policy or similar arrangement which the Company maintains during the term hereof; (ii) the Target Bonus in respect of the fiscal year in which his termination occurs, prorated by a fraction, the numerator of which is the number of days of the fiscal year until termination and the denominator of which is 365; (iii) the Vacation Payment and the Compensation Payment; and (iv) such payments and benefits under applicable plans or programs, including but not limited to those referred to in Section 4.1 hereof, to which he is entitled pursuant to the terms of such plans or programs.

     6.3 Death. In the event of Executive's death during the term of his employment hereunder, Executive's estate or designated beneficiaries shall receive or commence receiving, as soon as practicable:(i) the Target Bonus in respect of the fiscal year in which his death occurs, prorated by a fraction, the numerator of which is the number of days of the fiscal year until his death and the denominator of which is 365; (ii) any death benefits provided under the employee benefit programs, plans and practices referred to in Section 4.1 hereof, in accordance with their terms; (iii) the Vacation Payment and the Compensation Payment; and (iv) such payments under applicable plans or programs, including but not limited to those referred to in Section 4.1 hereof, to which Executive's estate or designated beneficiaries are entitled pursuant to the terms of such plans or programs.

     6.4 Voluntary Termination by Executive; Discharge for Cause. (a) In the event that Executive's employment is terminated by the Company for Cause, as hereinafter defined, or by Executive other than for Permanent Disability, death or Good Reason, Executive shall only be entitled to receive the Compensation Payment, the Vacation Payment and any Bonus amount awarded but not yet paid. Executive shall not be entitled, among other things, to the payment of any Bonus in respect of all or any portion of the fiscal year in which such termination occurs or any form of severance payment. After the termination of Executive's employment under this Section 6.4, the obligations of the Company to make any further payments or provide any benefits specified herein, to Executive, other than as otherwise provided in this Agreement or under the terms of the plans and programs of the Company generally applicable to its senior executives, shall thereupon cease and terminate. (b) As used herein, the term "Cause" shall be limited to (i) Executive's conviction of a felony (or a guilty or nolo contendere plea in connection therewith) or (ii) a material breach by the Executive of his duties and responsibilities under the Agreement that causes significant harm to the Company, which breach is (A) either willful and deliberate or the product of gross neglect, (B) committed in bad faith or without reasonable belief that such breach is in, or not contrary to, the best interests of the Company and (C) not remedied within a reasonable period of time after receipt of written notice from the Company specifying such breach. Termination of Executive pursuant to this Section 6.4 shall be made by delivery to Executive of a copy of a resolution duly adopted by

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7                                                EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

the affirmative vote of not less than a majority of the continuing Directors at a meeting of the Board of Directors of the Company called and held for the purpose (after 30 days prior written notice to Executive and reasonable opportunity for Executive to be heard before the Board prior to such vote), finding that in the reasonable judgment of such Board, Executive was guilty of conduct set forth in any of clauses (i) through (iii) above and specifying the particulars thereof, which determination shall be subject to de novo review in accordance with the procedures of Section 7.1.

     6.5 Noncompetition Agreement. During the two year period after Executive's termination of employment (other than due to death) the Executive shall receive, in 24 equal installments, commencing on the date of his termination of employment, an aggregate amount equal to his Final Annual Pay, conditioned on Executive's compliance with the terms of Section 12.

     7. Mitigation of Damages. Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise after the termination of his employment hereunder, and the amounts earned by Executive, whether from self-employment, as a common-law employee or otherwise, shall not reduce the amount of any Termination Amount otherwise payable to him.

     7.1 Arbitration. Any controversy or claim arising out of or relating to this Agreement, any amendment of this Agreement, or any breach of any of the foregoing, shall, at the election of either Party, be resolved by confidential arbitration, to be held in Morristown, New Jersey, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award may be entered in any court having jurisdiction thereof.

     7.2 Certain Additional Payments by the Company and Payment Limitations. (a) In the event it shall be determined that any payment or distribution by the Company or any of its affiliates to or for the benefit of Executive (whether or not made hereunder) (a "Payment") would be subject to the excise tax imposed by
Section 4999 of the Code or imposed by any other taxing authority, or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment"), no later than twenty
(20) days following such Payment in an amount such that after payment by Executive of all taxes (and any interest and penalties imposed with respect thereto) including, without limitation, any income and employment taxes and Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. All federal, state and local income and employment tax calculations shall be based upon the maximum marginal rates then in effect.

     7.3 All determinations required to be made under Section 7.2 shall be made by the Company's public accounting firm that is performing such services immediately prior to the change in ownership or control giving

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8                                                EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

rise to the Excise Tax pursuant to Section 4999 of the Code. Such determination shall be made no later than fifteen (15) days following any Payment. Such accounting firm shall provide its determination to Executive and the Company. If the accounting firm determines that no Excise Tax is payable by Executive, it shall furnish Executive with a written opinion to such effect.

     7.4 Notwithstanding the foregoing, in the event that the amount of Executive's Excise Tax liability is subsequently determined to be greater than the Excise Tax liability with respect to which the Gross-Up Payment under
Section 7.2 was made, the Company shall pay to Executive an additional Gross-Up Payment with respect to such additional Excise Tax (and any interest and penalties thereon) at the time that the amount of the actual Excise Tax liability is finally determined.

     7.5 Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax and the expenses of any such proceedings shall be borne solely by the Company.

     8. Notices. All notices or communications hereunder shall be in writing, addressed as follows:

                      To the Company:

                      AT&T Capital Corporation
                      44 Whippany Road
                      Morristown, NJ  07960
                      Attention:  General Counsel

                      To Executive:

                      Mr. Thomas C. Wajnert
                      Young Road
                      Bernardsville, NJ  07924

Any such notice or communication shall be delivered by hand or by courier or sent certified or registered mail, return receipt requested, postage prepaid, addressed as above (or to such other address as such party may designate in a notice duly delivered as described above), and the third business day after the actual date of mailing shall constitute the time at which notice was given, provided that reasonable steps are taken to assure that notice is actually received.

     9. Separability; Legal Fees. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect. Except to the extent expressly provided otherwise in the next sentence, each party shall bear the costs of any legal fees and other fees and expenses which may be incurred in respect of enforcing its respective rights under this Agreement. The Company shall pay the reasonable fees and disbursements (not in excess of $75,000) of Executive's legal counsel in connection with

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9                                                EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

the negotiation and execution of this Agreement and the other documents contemplated hereby.

     10. Assignment. This contract shall be binding upon and inure to the benefit of the heirs and representatives of Executive and the assigns and successors of the Company, but neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise subject to hypothecation by Executive (except by will or by operation of the laws of intestate succession) or by the Company, except that the Company may assign this Agreement to any successor (whether by merger, purchase or otherwise) to all or substantially all of the stock, assets or businesses of the Company, if such successor expressly agrees to assume the obligations of the Company hereunder.

     11. Amendment. This Agreement may only be amended by written agreement of the parties hereto.

     12. Nondisclosure of Confidential Information; Non-Competition. (a) Executive shall not, without the prior written consent of the Company, use, divulge, disclose or make accessible to any other person, firm, partnership, corporation or other entity any Confidential Information pertaining to the business of the Company or any of its affiliates, except (i) while employed by the Company, in the business of and for the benefit of the Company, or (ii) when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Company, or by any administrative body or legislative body (including a committee thereof) with apparent jurisdiction to order Executive to divulge, disclose or make accessible such information. For purposes of this Section 12(a), "Confidential Information" shall mean non-public information concerning the financial data, strategic business plans, product development (or other proprietary product data), customer lists, marketing plans and other non-public, proprietary and confidential information of the Company, or its subsidiaries (the "Restricted Group") or customers, that, in any case, is not otherwise available to the public (other than by Executive's breach of the terms hereof).(b) During the period of his employment hereunder and for two years thereafter, Executive agrees (subject to the provisions of Section 6.5) that, without the prior written consent of the Company, (A) he will not, directly or indirectly, either as principal, manager, agent, consultant, officer, advisor, stockholder, partner, investor, lender or employee or in any other capacity, carry on, be engaged in, advise or have any financial interest in, any business which is in competition with the business of the Restricted Group and (B) he shall not, on his own behalf or on behalf of any person, firm or company, directly or indirectly, solicit or offer (except in the course of properly performing his duties and responsibilities to the Company under this Agreement) employment to any person who has been employed by the Restricted Group at any time during the 12 months immediately preceding such solicitation. (c) For purposes of this
Section 12, a business shall be deemed to be in competition with the Restricted Group only if it is involved in the financing (including refinancing) of purchases, sales, leases, rentals or other transactions in in competition with a material part of the business of the Restricted Group. Nothing in this Section 12 shall be construed so as to preclude Executive from investing in any publicly held company, provided Executive's

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10                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

beneficial ownership of any class of such company's securities does not exceed 1% of the outstanding securities of such class or from being employed by, or rendering services to, any entity that is not in competition with the Restricted Group with respect to a substantial portion of the business of the entity and its affiliates so long as Executive's employment and services relate solely to activities that are not material to the overall business of his employer and that are not in competition with the business of the Restricted Group. (d) Executive and the Company agree that this covenant not to compete is a reasonable covenant under the circumstances, and further agree that if in the opinion of any court of competent jurisdiction such restraint is not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of this covenant as to the court shall appear not reasonable and to enforce the remainder of the covenant as so amended. Executive agrees that any breach of the covenants contained in this
Section 12 would irreparably injure the Company. Accordingly, Executive agrees that the Company may, in addition to pursuing any other remedies it may have in law or in equity, cease making any payments otherwise required by this Agreement and obtain an injunction against Executive from any court having jurisdiction over the matter restraining any further violation of this Agreement by Executive.

     13. Beneficiaries; References. Executive shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following Executive's death, and may change such election, in either case by giving the Company written notice thereof. In the event of Executive's death or a judicial determination of his incompetence, reference in this Agreement to Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative. Any reference to the masculine gender in this Agreement shall include, where appropriate, the feminine.

     14. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations. The provisions of this Section 14 are in addition to the survivorship provisions of any other section of this Agreement.

     15. Governing Law. This Agreement shall be construed, interpreted and governed in accordance with the laws of the State of New Jersey, without reference to rules relating to conflicts of law.

     16. Effect on Prior Agreements/Waiver of Severance. This Agreement contains the entire understanding between the parties hereto and supersedes in all respects any prior or other agreement or understanding between the Company or any affiliate of the Company and Executive. In addition, as this Agreement provides for the payment of annual bonus and severance, Executive waives any and all rights he may have to any annual bonus or any severance payments under any Company annual bonus or severance plan or program.

     17. Withholding. The Company shall be entitled to withhold from payment any amount of withholding required by law.

11                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

     18. Survival. Notwithstanding the expiration of the term of this Agreement, the provisions of Section 12 hereunder shall remain in effect as long as is necessary to give effect thereto.

     19. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original.

ANTIGUA ACQUISITION CORPORATION

By ____________________________
   Name:
   Title:


      Thomas C. Wajnert

12                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                           Exhibit A

        APPROVED CURRENT OUTSIDE BOARD/ASSOCIATION ACTIVITY


JLG Industries Inc.               Corporate                    Director
        NASDAQ listed

Equipment Leasing                 Trade Association            Chairman
        Association of America

Wharton Center for Financial      Industry Research Center     Trustee
        Institutions

South Street Theatre Company      Community                    Chairman

National Corporate Theatre        Charitable                   President/Fund Director

ASP Educational Foundation        Charitable                   Chairman

Morristown Memorial Hospital      Community                     Director


        ---------------------------------------------

AT&T Foundation (trustee) to be resigned as of 9/1/96
AT&T Universal Card Services Corp. (director) to be resigned as of 9/1/96.

13                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                                    Exhibit B
                             SUBSCRIPTION AGREEMENT

               SUBSCRIPTION AGREEMENT (hereinafter called this "Agreement"), dated as of September 30, 1996, between Antigua Acquisition Corporation, a Delaware corporation ("Merger Sub"), and Thomas C. Wajnert (the "Purchaser").

RECITALS

               WHEREAS, Merger Sub has entered into an Agreement and Plan of Merger, dated as of June 5, 1996, as amended (the "Merger Agreement"), among AT&T Capital Corporation, a Delaware corporation (the "Company"), AT&T Corp., a New York corporation, Hercules Limited, a Cayman Islands company ("Holdings"), and Merger Sub, which is a wholly owned subsidiary of Holdings, providing for the merger (the "Merger") of Merger Sub with and into the Company, after which the Company will continue its corporate existence as the surviving corporation (the "Surviving Corporation");

               WHEREAS, Merger Sub was recently incorporated for the purpose of merging with and into the Company;

               WHEREAS, in connection with the Merger, Merger Sub proposes to agree to sell to a limited number of management investors in accordance with the terms hereof immediately prior to the Merger, in exchange for certain shares of the Company presently held by such management investors, shares of its Common Stock, par value $.01 per share ("Merger Sub Common Stock"), each of which will be converted at the effective time of the Merger (the "Effective Time") pursuant to the Merger Agreement into one share of Common Stock, par value $.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock");

               WHEREAS, Merger Sub also intends to grant following the Merger certain options to purchase shares of Surviving Corporation Common Stock, upon certain terms and subject to certain conditions, to such management investors; and

               WHEREAS, this Agreement is one of several agreements (such agreements other than this Agreement being herein referred to collectively as "Other Purchasers' Agreements") which have been, or which in the future will be, entered into between the Company and other individuals who are or will be key employees of the Company or one of its subsidiaries (collectively, the "Other Purchasers").

               NOW, THEREFORE, to implement the foregoing and in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

               1. Pre-Merger Exchange of Stock.

               (a) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from Merger Sub, and Merger Sub agrees to sell

14                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

to the Purchaser at the First Closing described in Section 1(b) hereof, 560,511 shares (the "Merger Sub Shares") (which number of shares equals the product of 4.5 and the number of Pre-Merger Shares set forth below) of Merger Sub Common Stock, for a purchase price of $10.00 per share, payable by the delivery to Merger Sub of 124,558 shares (the "Pre-Merger Shares") of Common Stock, par value $.01 per share, of the Company purchased by the Purchaser pursuant to the AT&T Capital Corporation 1993 Leveraged Stock Purchase Plan (the "Stock Purchase Plan").

               (b) The closing of the purchase and sale of the Merger Sub Shares (the "Closing") shall take place on the Closing Date (as defined in the Merger Agreement) immediately prior to the Effective Time and in the same location as the Closing (as defined under the Merger Agreement). At the Closing, (i) the Purchaser will deliver to Merger Sub the certificate or certificates representing the Pre-Merger Shares, duly endorsed in blank or accompanied by stock powers executed in blank with the Purchaser's signature guaranteed by a member of the Medallion Signature Guarantee Program, and with all necessary stock transfer stamps affixed, representing payment in full for the Merger Sub Shares and (ii) Merger Sub will deliver to the Purchaser a duly executed and issued stock certificate, registered in the Purchaser's name and representing the Merger Sub Shares.

               (c) Upon the Closing, the Pre-Merger Shares exchanged pursuant hereto shall be deemed to be owned by the Parent Companies (as defined in the Merger Agreement) and, as contemplated by Section 4.1(c) of the Merger Agreement, at the Effective Time shall cease to be outstanding, be cancelled and retired without payment of any consideration therefor and shall cease to exist.

               (d) The shares of Surviving Corporation Common Stock into which the Merger Sub Shares will be converted at the Effective Time pursuant to the Merger Agreement are sometimes hereinafter referred to as the "Investment Shares."

               2. Conditions to the Obligations of the Parties at the Closing.

               The obligations of the parties hereto to consummate the purchase and sale contemplated by Section 1 hereof shall be subject to the condition that, at or prior to the Closing:

               (i) The Company and the Purchaser shall have, to the extent necessary, amended the terms of the stock purchase agreement under the Stock Purchase Plan pursuant to which the Purchaser purchased the Pre-Merger Shares from the Company to permit the transfer of the Pre-Merger Shares contemplated by
Section 1 hereof;

               (ii) The Company and the Purchaser shall have amended the terms of the pledge agreement providing for the pledge of the Pre-Merger Shares substantially in the form of the amendment attached hereto as Exhibit E, and have made mutually satisfactory arrangements, to permit the release of the Pre-Merger Shares for the purpose of the exchange contemplated by Section 1 hereof and to permit the substitution of the

15                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Merger Sub Shares as "Pledged Property" under the terms of such pledge agreement; and

               (iii) To the extent necessary, the Company shall have agreed that the release of the Pre-Merger Shares and the substitution of the Merger Sub Shares as pledged property therefor shall not require any prepayment under the Purchaser's promissory note issued pursuant to the Stock Purchase Plan (the "Promissory Note").

               3. Issuance of Options.

               (a) Subject to the terms and conditions of this Agreement, as promptly as practical following the Effective Time the Surviving Corporation shall grant to the Purchaser an option or options to purchase Surviving Corporation Common Stock (the "Options") at an exercise price of $10.00 per share pursuant to, in accordance with, and subject to the terms and conditions contained in, the AT&T Capital Corporation 1996 Long Term Incentive Plan (the "LTIP") and the Stock Option Agreement attached hereto as Exhibit A (the "Stock Option Agreement").

               (b) The Surviving Corporation and the Purchaser shall execute and deliver to each other copies of the Stock Option Agreement concurrently with the issuance of the Options.

               4. Restriction on Transfer.

               (a) Except for transfers permitted by clauses (y) and (z) of
Section 5(a) hereof or a sale of shares of Stock (as hereinafter defined) pursuant to an effective registration statement under the Act filed by the Surviving Corporation or pursuant to the Stock Purchase Agreement or the Sale Participation Agreement (each as hereinafter defined), the Purchaser agrees that he or she will not transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of Stock at any time prior to the tenth anniversary of the date of the Effective Time, other than in connection with a sale in the public market (subject to the provisions of Rule 144 where applicable) from and after a sale of shares of Surviving Corporation Common Stock to the public pursuant to a registration statement under the Act that has been declared effective by the SEC (other than a registration statement on Form S-4 or Form S-8, or any successor or other forms promulgated for similar purposes, or a registration statement in connection with an offering to employees of the Surviving Corporation and its subsidiaries) that results in an active trading market in the Surviving Corporation Common Stock (the "QPO"), provided that such sale in the public market shall be subject to such blackAout period and/or other restrictions on such sale as shall be reasonably requested by any underwriters in offerings of the securities of the Surviving Corporation in order to insure the success of such offerings and provided further that the number of shares that may be sold in each one-year period following the QPO will be limited to the greater of (i) 25% of the total number of shares of Stock, on a fully diluted basis, held by the Purchaser immediately following the initial QPO and (ii) that number of shares of Surviving Corporation Common Stock underlying the Options or any other stock options issued by the Surviving Corporation held by the Purchaser as to which (A) pursuant to the terms of such options, the Purchaser's right to purchase such stock would

16                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

expire during such one-year period and (B) such options are actually exercised by the Purchaser.

               (b) In addition to the foregoing Section 4(a) and notwithstanding the exceptions thereto, the Purchaser further agrees that he or she will not at any time transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of Stock at any time, directly or indirectly, to any competitor or prospective competitor of the Company or to any affiliate of such a person, other than:

               (i) in connection with a sale to a third party pursuant to the Stock Purchase Agreement or the Sale Participation Agreement;

               (ii) in an underwritten public offering upon the exercise of the rights provided for under the Registration Rights Agreement (as hereinafter defined); or

               (iii) pursuant to a sale effected (when otherwise permitted under this Agreement) through an open market, nondirected broker's transaction in which the Purchaser as seller does not know the buyer is a competitor or prospective competitor.

               (c) No transfer of any such shares in violation hereof shall be made or recorded on the books of the Company and any such attempted transfer shall be void and of no effect.

               (d) Notwithstanding the foregoing or the terms of the Stock Purchase Agreement or the Sale Participation Agreement, if (i) at any time, the Purchaser experiences an unexpected personal hardship or (ii) following the fifth anniversary of the Effective Time, the Purchaser desires liquidity for his or her Investment Shares for any personal reason, the Purchaser may deliver a written request to the Compensation Committee of the Board of Directors of the Surviving Corporation (directed to the attention of the Secretary of the Corporation) that the Purchaser be permitted to sell some or all of his or her Investment Shares. Although it is Merger Sub's present intention to make reasonable efforts to provide liquidity to the Purchaser in such circumstances, nothing contained in this Agreement should be construed as establishing any obligation on the Surviving Corporation or any of its Affiliates to purchase any Investment Shares from the Purchaser, other than the Purchaser's rights pursuant to the Stock Purchase Agreement entered into with Nomura International plc, a public limited company incorporated under the laws of England and Wales ("NIplc"). Any decision to purchase, or to arrange a purchase of, Surviving Corporation Common Stock from the Purchaser under such circumstances will be made in the sole discretion of the Surviving Corporation and its Affiliates on a case-by-case basis, based upon the facts and circumstances that exist at the time of the Purchaser's request.

               (e) If on or before the tenth anniversary of the Effective Time there has been neither a Change of Control (as defined in the Stock Option Agreement) nor sales to the public constituting a QPO (as defined in the Stock Option Agreement) representing aggregate Offering Percentages (as defined in the Stock Option Agreement) of at least 50%, the Surviving Corporation will use its best efforts to arrange, at its election, either a

17                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Proposed Sale (as defined in the Sale Participation Agreement) that will constitute a Change of Control (in connection with which, under the Sale Participation Agreement, the Purchaser and certain other persons will be entitled to certain sale participation rights with respect to all Investment Shares then held) or an offering or offerings of shares of Surviving Corporation Common Stock such that a QPO has occurred and the aggregate Offering Percentages represented by sales to the public of Surviving Corporation Common Stock is at least 50%, in either case within six months of the tenth anniversary of the Effective Time. The six-month period set forth in the preceding sentence may be extended by the Surviving Corporation, with the consent of the holders of at least 60% of the aggregate of the Investment Shares and the Investment Shares (as defined in the Other Purchasers' Agreements) then outstanding (without regard to the ability of stockholders to direct the vote of the trustee under the Voting Trust Agreement (as hereinafter defined)); provided that any such extension or series of extensions shall not exceed a period of two years in the aggregate.

               5.  Purchaser's Representations, Warranties and
                   Agreements.

               (a) The Purchaser hereby represents and warrants that he is acquiring the Merger Sub Shares and, at the time of exercise, the Surviving Corporation Common Stock issuable upon exercise of the Options (collectively, the "Stock") for investment for his or her own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees and acknowledges that he or she will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of ("Transfer") any shares of the Stock unless such Transfer complies with Section 4 of this Agreement and (i) such Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, or the rules and regulations in effect thereunder (the "Act") or (ii) counsel for the Purchaser (which shall be reasonably satisfactory to the Company) shall have furnished the Company with an opinion, satisfactory in form and substance to the Company, that no such registration is required because of the availability of an exemption from registration under the Act. Notwithstanding the foregoing, Merger Sub acknowledges and agrees that any of the following transfers are deemed to be in compliance with the Act and this Agreement and no opinion of counsel is required in connection therewith: (x) a transfer made pursuant to Section 4 hereof, (y) a transfer upon the death of the Purchaser to his or her executors, administrators, testamentary trustees, legatees or beneficiaries (the "Purchaser's Estate") or a transfer to the executors, administrators, testamentary trustees, legatees or beneficiaries of a person who has become a holder of Stock in accordance with the terms of this Agreement, provided that it is expressly understood that any such transferee shall be bound by the provisions of this Agreement and (z) a transfer made after the date of the purchase of the Stock in compliance with the federal securities laws to a trust or custodianship the beneficiaries of which may include only the Purchaser, his or her spouse or the Purchaser's lineal descendants (a "Purchaser's Trust") or a transfer made to such a trust by a person who has become a holder of Stock in accordance with the terms of this Agreement, provided, in each such case under clause (z), that such transfer is made expressly subject to this

18                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Agreement and that the transferee agrees in writing to be bound by the terms and conditions hereof.

               (b) The certificate (or certificates) representing the Stock shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT DATED AS OF SEPTEMBER 30, 1996 BETWEEN AT&T CAPITAL CORPORATION, AS SUCCESSOR BY MERGER TO ANTIGUA ACQUISITION CORPORATION (THE "CORPORATION"), AND THE PURCHASER NAMED ON THE FACE HEREOF (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF (I) THE CORPORATION HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT OR THE RULES AND REGULATIONS IN EFFECT THEREUNDER, AND IN COMPLIANCE WITH APPLICABLE PROVISIONS OF STATE SECURITIES LAWS, AND (II) IF THE HOLDER IS A CITIZEN OR RESIDENT OF ANY COUNTRY OTHER THAN THE UNITED STATES, OR THE HOLDER DESIRES TO EFFECT ANY SUCH TRANSACTION IN ANY SUCH COUNTRY, THE CORPORATION HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OR OTHER ADVICE OF COUNSEL FOR THE HOLDER THAT SUCH TRANSACTION WILL NOT VIOLATE THE LAWS OF SUCH COUNTRY."

               (c) The Purchaser acknowledges that he or she has been advised that (i) the Stock has not been registered under the Act, (ii) except as set forth herein and in the Stock Purchase Agreement and the Sale Participation Agreement, the Stock must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Stock unless it is subsequently registered under the Act or an exemption from such registration is available, (iii) it is not anticipated that there will be any public market for the Stock, (iv) Rule 144 promulgated under the Act is not currently available with respect to the sales of any securities of the Company, and the Company has made no covenant to make such Rule available (except as provided in Section 7(b) hereof), (v) when and if shares of the Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with Regulation A or some other exemption under the Act,
(vii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Stock and (viii) a notation shall be made in the appropriate records of the Company indicating that the Stock is subject to restriction on Transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Stock.

               (d) If any shares of the Stock are to be disposed of in accordance with Rule 144 under the Act or otherwise, the Purchaser shall

19                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission (the "SEC").

               (e) The Purchaser agrees that, if any shares of the capital stock of the Company are offered to the public pursuant to an effective registration statement under the Act, the Purchaser will not effect any public sale or distribution of any shares of the Stock not covered by such registration statement within 7 days prior to, or within 180 days after, the effective date of such registration statement (or such lesser period as the managing underwriter of any such offering may permit), unless otherwise agreed to in writing by the Company.

               (f) The Purchaser represents and warrants that (i) he or she has received and reviewed a Private Placement Memorandum (the "Private Placement Memorandum") relating to the Stock and the documents referred to therein, certain of which documents set forth the rights, preferences and restrictions relating to the Stock, (ii) he or she has been given the opportunity to obtain any additional information or documents, to consult with his or her legal, financial and other advisors and to ask questions and receive answers about such documents, Merger Sub, the Company and the business and prospects of the Company and the Surviving Corporation that he or she deems necessary to evaluate the merits and risks related to his or her investment in the Stock and to verify the information contained in the Private Placement Memorandum, and he or she has relied solely on the information contained in the Private Placement Memorandum and (iii) he or she acknowledges and agrees that neither Merger Sub nor the Company, nor any other person, makes any representation or warranty with respect to any such information other than as, and solely to the extent, expressly set forth in this Agreement.

               (g) The Purchaser further represents and warrants that (i) his or her financial condition is such that he or she can afford to bear the economic risk of holding the Stock for an indefinite period of time and has adequate means for providing for his or her current needs and personal contingencies,
(ii) he or she can afford to suffer a complete loss of his or her investment in the Stock, (iii) all information which he or she has provided to Merger Sub or the Company concerning himself or herself and his or her financial position is correct and complete as of the date of this Agreement, (iv) he or she understands and has taken cognizance of all risk factors related to the purchase of the Stock, including those set forth in the Private Placement Memorandum referred to above, and (v) his or her knowledge and experience in financial and business matters are such that he or she is capable of evaluating the merits and risks of his or her purchase of the Stock as contemplated by this Agreement.

               6.  Stock Issued to the Purchaser Upon Exercise of
                   Stock Options.

               The Surviving Corporation may from time to time grant to the Purchaser, in addition to the Options, options to purchase additional

20                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

shares of Surviving Corporation Common Stock at $10.00 per share or at a different option exercise price under the LTIP or another stock option or incentive plan, or shares of stock under the LTIP or another incentive plan or otherwise. The term "Stock" as used in this Agreement shall include all shares of Surviving Corporation Common Stock purchased by the Purchaser pursuant to this Agreement or issued to the Purchaser by the Surviving Corporation upon exercise of the Options and of any other stock options held by the Purchaser and any other Surviving Corporation Common Stock otherwise acquired by the Purchaser at any time when this Agreement is in effect.

               7.  Merger Sub's Representations, Warranties and
                   Agreements.

               (a) Merger Sub represents and warrants to the Purchaser that (i) this Agreement has been duly authorized, executed and delivered by Merger Sub and (ii) the Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

               (b) If the Surviving Corporation shall have engaged in a QPO, (i) the Surviving Corporation will file the reports required to be filed by it under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations adopted by the SEC thereunder, to the extent required from time to time to enable the Purchaser to sell shares of Stock, to the extent otherwise permitted under this Agreement, within the limitations of the exemptions provided by (A) Rule 144 under the Act, as such Rule may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the SEC and (ii) the Surviving Corporation shall use reasonable efforts to register such shares of Stock, to the extent not previously registered under the Act and to the extent required from time to time to enable the Purchaser to sell shares of Stock, to the extent otherwise permitted under this Agreement, without being subject to any minimum holding period for such Stock under (x) Rule 144 under the Act, as such Rule may be amended from time to time, or (y) any similar rule or regulation hereafter adopted by the SEC. Notwithstanding anything contained in this Section 7(b), the Company may deregister Stock under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder. Nothing in this Section 7(b) shall be deemed to limit in any manner the restrictions on sales of Stock contained in this Agreement.

               8.  "Piggyback" Registration Rights.

               (a) For so long as any of the shares of Stock held by the Purchaser, the Purchaser's Trust or the Purchaser's Estate remain unregistered, the Purchaser hereby agrees to be bound by all of the terms, conditions and obligations of the Registration Rights Agreement of even date herewith (the "Registration Rights Agreement") among the Company, Holdings and the other persons who become parties thereto and, subject to the limitations set forth in this Section 8, shall have all of the rights and privileges of the Registration Rights Agreement, in each case as if the Purchaser were an original party (other than Merger Sub); provided,

21                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

however, that the Purchaser shall not have any rights to request registration under Sections 3 ory4 of the Registration Rights Agreement; provided further, that the Purchaser shall have no rights to request registration under the Registration Rights Agreement to the extent that the Purchaser would be able to sell, to the extent otherwise permitted under this Agreement, shares of Stock pursuant to Rule 144 under the Act or another available exception to registration; and provided further, that the Purchaser shall not be bound by any amendments to the Registration Rights Agreement unless the Purchaser consents thereto. Notwithstanding anything to the contrary contained in the Registration Rights Agreement, the Purchaser's rights and obligations under the Registration Rights Agreement shall be subject to the limitations and additional obligations set forth in this Section 8, including, without limitation, the limitations on registration set forth in Section 8(c) hereof. All shares of Stock held by the Purchaser, the Purchaser's Trust or the Purchaser's Estate shall be deemed to be "Registrable Securities" as defined in the Registration Rights Agreement.

               (b) The Surviving Corporation will promptly notify the Purchaser in writing (a "Notice") upon the Surviving Corporation's receipt of a written request ("Holdings' Request") from Holdings requesting that the Surviving Corporation effect the registration under the Act of all or part of Holdings' Registrable Securities (as defined in the Registration Rights Agreement) ("Holdings' Requested Registration") pursuant to Section 4(a) of the Registration Rights Agreement. If within 15 days of the receipt by the Purchaser of such Notice, the Surviving Corporation receives from the Purchaser, the Purchaser's Trust or the Purchaser's Estate a written request (a "Purchaser's Request") (which request will be irrevocable unless otherwise mutually agreed to in writing by the Purchaser and the Surviving Corporation) that the Surviving Corporation effect the registration under the Act of all or part of the Registrable Securities (as defined in the Registration Rights Agreement) held by the Purchaser, the Purchaser's Trust or the Purchaser's Estate, as the case may be, and specifying the amount and intended method of disposition thereof (the "Purchaser's Requested Registration"), the Surviving Corporation will, as expeditiously as possible, use reasonable efforts to effect the registration under the Act of the Purchaser's Requested Registration so as to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Purchaser's Registrable Securities so to be registered; provided, however, that the Company shall have no obligation to register the Purchaser's Registrable Securities pursuant to this Section 8(b) unless the Surviving Corporation has effected Holdings' Requested Registration in response to the Holdings' Request in accordance with Section 4(d) of the Registration Rights Agreement; and provided further that for each such registration, only one Purchaser's Request, which shall be executed by the Purchaser, the Purchaser's Trust or the Purchaser's Estate, as the case may be, may be submitted for all of the Purchaser's Registrable Securities.

               (c) The maximum number of the Purchaser's shares of Stock that the Surviving Corporation will be required to register under the Act pursuant to a Purchaser's Request will be the lowest of (i) that number of shares of Stock equal to the product of the total number of all Investment Shares purchased by the Purchaser under this Agreement multiplied by a fraction, the numerator of which is the number of shares of Surviving

22                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Corporation Common Stock to be registered in such registration on behalf of Holdings and the denominator of which is the total number of shares of Surviving Corporation Common Stock held by Holdings immediately following the Effective Time, (ii) 25% of the total number of Investment Shares purchased by the Purchaser under this Agreement and (iii) the Purchaser's share (pro rata based upon the aggregate number of Registrable Securities which the Purchaser and all other persons having registration rights under the Registration Rights Agreement (other than Holdings) have requested to be registered) of the maximum number of Registrable Securities which the Surviving Corporation can register pursuant to this Section 8 and Section 4 of the Registration Rights Agreement without, in the good faith view of the underwriters, adverse effect on the offering. The maximum number of shares of Stock that the Surviving Corporation will be required to register under the Act pursuant to all Purchaser's Requests in the aggregate will be that number that equals 25% of the total number of Investment Shares purchased by the Purchaser under this Agreement.

               (e) Upon delivering a Purchaser's Request the Purchaser will, if requested by the Surviving Corporation, execute and deliver a custody agreement and power of attorney in form and substance satisfactory to the Surviving Corporation with respect to the shares of Stock to be registered pursuant to this Section 8 (a "Custody Agreement and Power of Attorney"). The Custody Agreement and Power of Attorney will provide, among other things, that the Purchaser will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Stock (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Purchaser's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Purchaser's behalf with respect to the matters specified therein.

               (f) The Purchaser agrees that he will execute such other agreements as the Surviving Corporation may reasonably request to further evidence the provisions of this Section 8.

               9.  Rights to Negotiate Repurchase Price.

               Nothing in this Agreement, the Stock Purchase Agreement or the Sale Participation Agreement shall be deemed to restrict or prohibit the Surviving Corporation from purchasing shares of Stock or options from the Purchaser, at any time, upon such terms and conditions, and for such price, as may be mutually agreed upon between the parties hereto, (i) whether or not at the time of such purchase circumstances exist which specifically grant any persons the right to purchase, or the Purchaser the right to sell, such shares and (ii) notwithstanding the fact that none of this Agreement, the Stock Purchase Agreement or the Sale Participation Agreement provide the Surviving Corporation or the Purchaser with any rights with respect to the repurchase by the Surviving Corporation of options.

               10. Covenant Regarding 83(b) Election.

               Except as the Surviving Corporation may otherwise agree in writing, the Purchaser hereby covenants and agrees that he or she will make

23                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

an election provided pursuant to Treasury Regulation 1.83A2 with respect to the Investment Shares; and the Purchaser further covenants and agrees that he or she will furnish the Surviving Corporation with copies of the forms of election the Purchaser files within 30 days after the date hereof.

               11. Notice of Change of Beneficiary.

               Immediately prior to any Transfer of Stock to a Purchaser's Trust, the Purchaser shall provide the Surviving Corporation with a copy of the instruments creating the Purchaser's Trust and with the identity of the beneficiaries of the Purchaser's Trust. The Purchaser shall notify the Surviving Corporation immediately prior to any change in the identity of any beneficiary of the Purchaser's Trust.

               12. Recapitalizations, etc.

               The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Stock or the Options, to any and all shares of capital stock of the Surviving Corporation or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Surviving Corporation (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or substitution of the Stock or the Options, by reason of any stock dividend, split, reverse split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

               13.  Purchaser's Employment by the Surviving
                    Corporation.

               Nothing contained in this Agreement or in any other agreement entered into by Merger Sub or any other person and the Purchaser contemporaneously with the execution of this Agreement (i) obligates the Surviving Corporation or any subsidiary of the Surviving Corporation to employ the Purchaser in any capacity whatsoever or (ii) prohibits or restricts the Surviving Corporation (or any such subsidiary) from terminating the employment, if any, of the Purchaser at any time or for any reason whatsoever, with or without cause, and the Purchaser hereby acknowledges and agrees that, except to the extent that certain information, if any, with respect to his or her employment has been delivered to the Purchaser in writing, neither Merger Sub nor the Company, nor any other person, has made any representations or promises whatsoever to the Purchaser concerning the Purchaser's employment or continued employment by the Surviving Corporation or any of the terms and conditions of such employment.

               14. State and Foreign Securities Laws.

               Merger Sub hereby agrees to use its best efforts to comply with all state securities or "blue sky" laws and all foreign securities laws which might be applicable to the sale of the Stock and the issuance of the Options to the Purchaser.

               15. Agreement to Extend Promissory Notes of
                   the Purchaser.

24                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

               Merger Sub and the Purchaser hereby agree that, as promptly as practicable following, and effective as of, the Effective Time, the Surviving Corporation and the Purchaser shall amend the Promissory Note substantially in the form of the amendment attached hereto as Exhibit F. Merger Sub also agrees to extend further the Maturity Date (as defined in the Promissory Note) to the extent that, at the time that such Maturity Date would otherwise occur, the then existing restrictions on transferability under this Agreement would not permit the sale of that number of shares of Stock such that the proceeds from such sale are an amount at least equal to the remaining principal balance and accrued interest on the Promissory Note; provided that the Surviving Corporation shall not be obligated to extend such Maturity Date at any time that there are no restrictions on the number of shares of Stock that may be sold.

               16. Other Agreements.

               Contemporaneously with the execution of this Agreement, the Purchaser is entering into (i) the Stock Purchase Agreement in the form attached hereto as Exhibit B (the "Stock Purchase Agreement") with Merger Sub and NIplc,
(ii) the Sale Participation Agreement in the form attached hereto as Exhibit C (the "Sale Participation Agreement") with NIplc and (iii) the Voting Trust Agreement in the form attached hereto as Exhibit D (the "Voting Trust Agreement") with Thomas C. Wajnert, not individually but solely in his capacity as trustee under the Voting Trust Agreement, Merger Sub and the Other Purchasers.

               17. Binding Effect.

               The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 5(a) hereof, such transferee shall be deemed the Purchaser hereunder; provided, however, that no transferee (including without limitation, transferees referred to in Section 5(a) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Surviving Corporation a valid undertaking and becomes bound by the terms of this Agreement.

               18. Amendment.

               This Agreement may be amended only by a written instrument signed by the parties hereto.

               19. Applicable Law.

               The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding against the Purchaser, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of New Jersey, as the Surviving Corporation may elect in its sole discretion, and the Purchaser hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action,

25                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

proceeding or judgment. By the execution and delivery of this Agreement, the Purchaser appoints the Secretary of the Surviving Corporation, at the executive offices of the Surviving Corporation in Morristown, New Jersey (or such other place within the State of New Jersey as may be designated for such purpose), as his or her agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Purchaser in the manner provided in Section 21 hereof, shall be deemed in every respect effective service of process upon the Purchaser in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Surviving Corporation to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Purchaser, in such other jurisdictions and in such manner, as may be permitted by applicable law. The Purchaser hereby irrevocably waives any objections which he or she may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New Jersey, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Surviving Corporation with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of New Jersey, and the Purchaser hereby irrevocably waives any right which he or she may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Merger Sub, on behalf of itself and the Surviving Corporation, hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

               20. Miscellaneous.

               In this Agreement (i) all references to "dollars" or "$" are to United States dollars and (ii) the word "or" is not exclusive. If any provision of this Agreement shall be declared illegal, void or unenforceable by any court of competent jurisdiction, the other provisions shall not be affected, but shall remain in full force and effect.

               21. Notices.

               All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by overnight courier or otherwise) or sent by registered or certified mail, return receipt requested, postage prepaid, to the party to whom it is directed:

               (i) If to Merger Sub or the Surviving Corporation, to it at the following address:

                      Antigua Acquisition Corporation
                      c/o AT&T Capital Corporation

26                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                             or
                      AT&T Capital Corporation
                      44 Whippany Road
                      Morristown, New Jersey  07960
                      Attention:  Vice President - Human Resources

               with a copy to:

                      AT&T Capital Corporation
                      44 Whippany Road
                      Morristown, New Jersey  07960
                      Attention:  General Counsel

               (ii) If to the Purchaser, to him at the address set forth below under his signature;

or at such other address as either party shall have specified by notice in writing to the other.

Any notice which is required to be given to the Purchaser shall, if the Purchaser is then deceased, be given to the Purchaser's personal representative if such representative has previously informed the Surviving Corporation of his or her status and address by written notice under this Section 21.

               22. Confidential Information.

               (a) The Purchaser will not disclose or use at any time, any Confidential Information (as hereinafter defined) of which the Purchaser is or becomes aware, whether or not such information is developed by the Purchaser, except to the extent that such disclosure or use is directly related to and required by the Purchaser's performance of duties, if any, assigned to the Purchaser by the Surviving Corporation. As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Surviving Corporation or its subsidiaries in connection with its business, including but not limited to
(i) products or services, (ii) fees, costs and pricing structures, (iii) information regarding business and strategic plans, including, without limitation, any potential corporate or business transactions or other corporate developments, (iv) computer software, including operating systems, applications and program listings, (v) flow charts, manuals and documentation, (vi) data bases, (vii) accounting and business methods, (viii) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (ix) customers and clients and customer or client lists, (x) other copyrightable works, (xi) all technology and trade secrets, and (xii) all similar and related information in whatever form. Confidential Information will not include any information that has been generally available to the public prior to the date the Purchaser discloses or uses such information. The Purchaser acknowledges and agrees that all copyrights, works, inventions, innovations, improvements, developments, patents, trademarks and all similar or related rights and information which relate to the actual or anticipated business of the Surviving Corporation and its subsidiaries (including its predecessors) and

27                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

conceived, developed or made by the Purchaser while employed by the Company, the Surviving Corporation or their subsidiaries belong to the Surviving Corporation. The Purchaser will perform all actions reasonably requested by the Surviving Corporation (whether during or after the Purchaser's employment by the Surviving Corporation or any of its subsidiaries) to establish and confirm such ownership at the Surviving Corporation's expense (including without limitation assignments, consents, powers of attorney and other instruments).

               (b) In the event that the Purchaser is requested or legally required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Confidential Information, the Purchaser shall provide the Surviving Corporation with prompt notice of any such request or requirement so that the Surviving Corporation may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of Section 22(a) hereof. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Surviving Corporation, the Purchaser is nonetheless, in the opinion of counsel, required to disclose Confidential Information, the Purchaser may, without liability hereunder, disclose only that portion of the Confidential Information that in the opinion of his or her counsel is legally required to be disclosed; provided that the Purchaser attempts to preserve the confidentiality of the Confidential Information, including, without limitation, by cooperating with the Surviving Corporation to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

               (c) Notwithstanding Section 22(a) hereof, if at any time a court holds that the restrictions stated in such Section 22(a) are unreasonable or otherwise unenforceable under circumstances then existing, the parties hereto agree that the maximum period or scope determined to be reasonable under such circumstances by such court will be substituted for the stated period or scope. Because the Purchaser's services are unique and because the Purchaser has had access to Confidential Information, the parties hereto agree that money damages will be an inadequate remedy for any breach of this Agreement. In the event of a breach or threatened breach of this Agreement, the Surviving Corporation or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any

28                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions hereof (without the posting of a bond or other security).

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ANTIGUA ACQUISITION CORPORATION

By:  ___________________________
     Name:
     Title:

________________________________
           Purchaser

________________________________

________________________________
     Address of Purchaser

29                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                                    EXHIBIT C

                             STOCK OPTION AGREEMENT

               THIS AGREEMENT, dated as of October 1, 1996 is made by and between AT&T Capital Corporation, a Delaware corporation hereinafter referred to as the "Company", and Thomas C. Wajnert, an employee of the Company or a Subsidiary (as defined below) of the Company, hereinafter referred to as "Optionee".

               WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock ("Common Stock");

               WHEREAS, the Company wishes to carry out the Plan (as hereinafter defined), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

               WHEREAS, the Board of Directors of the Company or the Committee (as hereinafter defined), appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the options provided for herein to the Optionee as an incentive for increased efforts during his term of office with the Company or its Subsidiaries, and has advised the Company thereof and instructed the undersigned officer to issue said Options;

               NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

               Whenever the following terms are used in this Agreement, they shall have the meaning specified in the Plan or below unless the context clearly indicates to the contrary.

Section 1.1 - Act

               "Act" shall mean the Securities Act of 1933, as amended, or any successor law.

Section 1.2 - Affiliate

               "Affiliate" shall mean, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. Solely for purposes of this Agreement, GRS Holding Company Limited and Babcock & Brown, Inc. and their respective Affiliates shall be deemed to be Affiliates of Nomura (as defined below).

30                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Section 1.3 - Board of Directors

               "Board of Directors" means the Board of Directors of the Company.

Section 1.4 - Cause

               "Cause" shall have the meaning set forth in the Employment Agreement.


Section 1.5 - Change of Control

               "Change of Control" shall mean (i) any transaction (including, without limitation, a merger, consolidation or reorganization, or a sale of derivative securities that effectively transfers a beneficial ownership interest) as a result of which either (a) (1) the combined beneficial ownership interest of the Company by Nomura International plc ("Nomura") and its Affiliates falls below 40% on a fully diluted basis and (2) the combined beneficial ownership interest of the Company by another Person and its Affiliates exceeds the combined beneficial ownership interest of Nomura and its Affiliates or (b) the combined beneficial ownership interest of the Company by Nomura and its Affiliates falls below 20% on a fully diluted basis or (ii) a sale, or series of sales, of all or substantially all of the assets of the Company as a result of which either (A) (I) the combined beneficial ownership interest by Nomura and its Affiliates of the assets of the business conducted by the Company falls below 40% of the assets of the business conducted by the Company immediately prior to such sale or series of sales (measured on the basis of the net book value, on a consolidated basis, thereof) and (II) the combined beneficial ownership interest of another Person of former assets of the business as conducted by the Company immediately prior to such sale or series of sales exceeds the combined beneficial ownership interest by Nomura and its Affiliates of the assets of the business conducted by the Company immediately prior to such sale or series of sales (measured on the basis of the net book value, on a consolidated basis, thereof) or (B) the combined beneficial ownership interest by Nomura and its Affiliates of the assets of the business conducted by the Company falls below 20% of the assets of the business conducted by the Company immediately prior to such sale or series of sales (measured on the basis of the net book value, on a consolidated basis, thereof); provided that the provisions set forth in clause (ii) shall be deemed not to apply in the case of any transfer, sale, assignment, pledge, hypothecation or other disposition of assets in connection with, or incident to, any borrowings, securitizations or other financing transactions or in the case of the recapitalization, reclassification, liquidation or dissolution of the Company.

Section 1.6 - Code

               "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.7 - Committee

               "Committee" shall mean the Compensation Committee of the Board of Directors.

Section 1.8 - Common Stock and Share

31                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

               "Common Stock" or "Share" means common stock of the Company which may be authorized but unissued, or issued and reacquired.

Section 1.9 - Disability

               "Disability" shall have the meaning set forth for the term "totally and permanently disabled" in the Employment Agreement.

Section 1.10 - Effective Time

               "Effective Time" shall mean the date of the effective time of the merger of Antigua Acquisition Corporation, a Delaware corporation ("Merger Sub"), with and into the Company pursuant to the Agreement and Plan of Merger, dated as of June 5, 1996, as amended, among the Company, AT&T Corp., a New York corporation, Hercules Limited, a Cayman Islands company, and Merger Sub.

Section 1.11 - Employment Agreement

               "Employment Agreement" shall mean the Employment Agreement, dated as of September 30, 1996, between Merger Sub and the Optionee, as amended or supplemented from time to time.

Section 1.12 - Fair Market Value

               "Fair Market Value" shall mean, with respect to a share of Common Stock, (i) prior to an IPO, the amount established at the immediately preceding determination, which determination will have been made not less than annually, by an independent U.S.-based investment banker (or, in the sole discretion of the Board of Directors, an independent U.S.-based appraisal firm) selected by the Board of Directors as the fair market value of a Share without giving effect to any discount attributable to the illiquidity of the Shares or the fact that any such Shares may constitute a minority interest in the Company or any premium attributable to any special rights of any holder with respect to its Shares; provided that prior to the first such determination (which shall occur not later than January 31, 1997), the Fair Market Value of a share of Common Stock shall be the Exercise Price provided in Section 2.2(a) hereof and (ii) after an IPO, the Market Price Per Share of the Shares.

Section 1.13 - Good Reason

               "Good Reason" shall have the meaning set forth in the Employment Agreement.

Section 1.14 - Grant Date

               "Grant Date" shall mean the date on which the Options provided for in this Agreement were granted.

Section 1.15 - Group

               "Group" shall mean, with respect to a particular time, any of the Company and its Subsidiaries as of such time. Any event that results in an entity ceasing to be a Subsidiary of the Company shall be deemed to

32                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

constitute the cessation of employment with the Group of all employees of such former Subsidiary, except for such employees of such former Subsidiary who become employees of the Company or one of its then Subsidiaries within 10 days of such event.

Section 1.16 - IPO

               "IPO" shall mean a sale of Shares to the public that results in an active trading market in the Shares.

Section 1.17 - Market Price Per Share

               "Market Price Per Share" at any date shall be deemed to be the average of the daily closing prices for the 20 consecutive trading days commencing on the 30th trading day prior to the date in question. The closing price for each day shall be (x) if the Common Stock is listed or admitted to trading on a national securities exchange, the closing price on the New York Stock Exchange Consolidated Tape (or any successor composite tape reporting transactions on national securities exchanges) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, the last reported sales price regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of Common Stock has been traded during such 20 consecutive trading days), or, if there is no transaction on any such day in any situation, the mean of the bid and asked prices on such day or (y) if the Common Stock is not listed or admitted to trading on any such exchange, the closing price, if reported, or, if the closing price is not reported, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or a similar source selected from time to time by the Company for the purpose. In the event such closing prices are unavailable, the Market Price Per Share shall be deemed to be the fair market value as determined in good faith by the Board of Directors, on the basis of such relevant factors as it in good faith considers, in the reasonable judgment of the Board of Directors, appropriate.

Section 1.18 - Normal Retirement

               "Normal Retirement" shall mean the voluntary retirement of the Optionee on a date on or after December 31, 1999.

Section 1.19 - Offering Percentage

               "Offering Percentage" shall mean, with respect to any public offering of Shares, that percentage of all outstanding stock of the Company (determined as of the time after the relevant public offering) represented by the Shares sold in such public offering.

Section 1.20 - Options

               "Options" shall mean the options to purchase Common Stock granted under this Agreement, which options have not been designated as "incentive stock options" within the meaning of Section 422 of the Code.

33                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Section 1.21 - Person

               "Person" shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

Section 1.22 - Plan

               "Plan" shall mean the AT&T Capital Corporation 1996 Long Term Incentive Plan.

Section 1.23 - Pronouns

               The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.24 - QPO

               "QPO" shall mean a sale of shares of Common Stock to the public pursuant to a registration statement under the Act that has been declared effective by the Securities and Exchange Commission (the "Commission") (other than a registration statement on Form S-4 or Form S-8, or any successor or other forms promulgated for similar purposes, or a registration statement in connection with an offering to employees of the Company and its Subsidiaries) that results in an active trading market in the Common Stock.

Section 1.25 - RIF Termination

               "RIF Termination" shall mean (i) termination of an Optionee's employment by the Group as a result of a reduction in force, facility relocation or closing, or other Company program for job elimination, in each case that results in the termination of a significantly large number of employees, or (ii) termination within 135 days prior to a Change of Control if the Optionee can demonstrate that such termination (a) was at the request of a third party with which the Company had entered into negotiations or provided for in an agreement with regard to such Change of Control or (c) otherwise occurred in connection with, or in anticipation of, such Change of Control; and provided further that, in the case of either (i) or (ii) above, such Change of Control actually occurs.

Section 1.26 - Secretary

               "Secretary" shall mean the Secretary of the Company.

Section 1.27 - Subsidiary

               "Subsidiary" shall mean any corporation other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations, or group of commonly controlled corporations, other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the voting stock in one of the other corporations in such chain.

34                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

ARTICLE II

GRANT OF OPTIONS

Section 2.1 - Grant of Options

               For good and valuable consideration, on and as of the date hereof the Company irrevocably grants to the Optionee an Option to purchase any part or all of an aggregate of the number of shares set forth with respect to each such Option on the signature page hereof of its Common Stock, par value $.01 per share, upon the terms and conditions set forth in this Agreement.

Section 2.2 - Exercise Price

               (a) The exercise price of the Shares covered by the Options (the "Exercise Price") shall be $10.00 per Share, without commission or other charge.

               (b) Notwithstanding the foregoing, in the case of termination without Cause (other than a RIF Termination) or resignation for Good Reason prior to the time the Options become exercisable in full in accordance with
Section 3.2(a), the Exercise Price shall be increased by the amount, if any, of the excess of the Fair Market Value of the Common Stock as of the date of exercise of the Option over its Fair Market Value (x) as of the date of such termination or resignation, if an IPO has previously occurred or (y) prior to an IPO, at the next period determination of Fair Market Value following such termination or resignation or as of the day following an IPO, whichever is earlier.

Section 2.3 - Options Confer No Rights to Continued Employment

               Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without Cause.

Section 2.4 - Adjustments in Options

               Subject to Paragraph 9 of the Plan, in the event that the outstanding shares of the stock subject to an Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration as to which such Option, or portions thereof then unexercised, shall be exercisable and the exercise price therefor. Any such adjustments made by the Committee shall be final and binding upon the Optionee, the Company and all other interested Persons.

35                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1 - Vesting

               (a) (i) With respect to the number of Shares covered by the Options identified as Cycle I on the signature page hereof, Options shall become vested, thereby becoming eligible for exercise in accordance with Section 3.2, with respect to 20% of the underlying Shares in Cycle I (or such lesser percentage of the underlying Shares in Cycle I as then represents Options that have not yet become vested) on each anniversary of the Grant Date beginning with the first anniversary of the Grant Date; provided that if on any anniversary of the Grant Date beginning with the first anniversary thereof the Optionee has met in each year or portion thereof following the Effective Time the performance criteria relating hereto which are to be established by good faith agreement between the Board of Directors of the Company and the Optionee taking into account the historical performance of the Company reasonably promptly following the Effective Time (and, if not so established, to be established by arbitration under the procedures set forth in the Employment Agreement), Options shall become vested, thereby becoming eligible for exercise in accordance with Section 3.2, with respect to 33-1/3% of the underlying Shares in Cycle I (or such lesser percentage of the underlying Shares in Cycle I as then represents Options that have not yet become vested) on such anniversary of the Grant Date.

               (ii) With respect to the number of Shares covered by the Options identified as Cycle II on the signature page hereof, Options shall become vested, thereby becoming eligible for exercise in accordance with Section 3.2, with respect to 50% of the underlying Shares in Cycle II on each anniversary of the Grant Date beginning with the fourth anniversary of the Grant Date; provided that the Optionee is serving as either Chairman or Chief Executive Officer or both on the date that Options with respect to such Shares are scheduled to become vested under this clause (ii).

               (iii) Options which have become vested in accordance with this
Section 3.1(a) are hereinafter referred to as "Vested Options".

               (b) Notwithstanding the foregoing, upon any cessation of employment by the Group of the Optionee for any reason or reasons, any Option or portion of an Option that shall not have become vested in accordance with provisions of Section 3.1(a) shall be immediately cancelled.

               (c) Subject to Paragraph 10 of the Plan, in the event of a Change of Control, the Options that have not yet become Vested Options at the time of such Change of Control will not become immediately vested but will continue to vest as provided in Section 3.1(a).

Section 3.2 - Exercisability

               Options are not exercisable by the Optionee into Common Stock in any circumstances except that Vested Options may be exercised into Common Stock by the Optionee only following the event of (i) a Change of Control

36                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

or (ii) a QPO, provided that, prior to a Change of Control, the maximum number of Shares for which Options may be so exercised by the Optionee shall be limited to a number of Shares equal to the product of (x) 2 times (y) the Offering Percentage times (z) the total number of Shares underlying all Options granted to Optionee under the Plan or any other plans of the Corporation or any Subsidiary; provided further that, in the case of either clause (i) or clause
(ii), no Options may be exercised unless on the date on which the Optionee proposes to exercise any Options the Company has ratings on both its long term debt and short term debt by both Moody's Investors Services, Inc. and Standard & Poor's Ratings Group (or, if either or both of such organizations no longer rate such securities, such other nationally recognized statistical rating organization or organizations that have been selected by the Board of Directors in good faith) in one of its generic rating categories that signifies investment grade and no such organization has announced, either publicly or to the Company, that it contemplates downgrading either or both of such ratings to one of its generic rating categories that signifies less than investment grade, except to the extent that the Board of Directors, having considered all of the alternatives available to the Company (other than any capital contributions by, or sales of equity securities to, any person, including, without limitation, the then existing stockholders, or any of them), determines that it is not in the best interests of the Company to continue to maintain any of such investment grade ratings; provided further that if, on the tenth anniversary of the Effective Time, any Vested Options held by the Optionee have not then previously been exercisable for a period of at least 60 days, the restriction on exercisability set forth in the immediately preceding proviso shall be of no further effect with respect to such Vested Options.

Section 3.3 - Expiration of Options

               The Options may not be exercised into Common Stock to any extent by the Optionee after, and shall terminate upon, the first to occur of the following events:

     (i) the eleventh anniversary of the Grant Date (or, if any Options are not then exercisable in accordance with Section 3.2, then, with respect to such Options only, such later date that is 60 days following the date on which such Options shall become so exercisable);

     (ii) the date of cessation of employment by the Group for any reason other than Normal Retirement, death or Disability, termination without Cause or resignation for Good Reason of the Optionee; or

     (iii) 60 days after termination by the Group without Cause or resignation for Good Reason of the Optionee (or if any Options are not then exercisable in accordance with Section 3.2, then, with respect to such Options only, 60 days after the first date that both (A) such Options are exercisable and (B) there are no applicable restrictions on the transferability of the Shares into which such Options are exercisable pursuant to any agreement between the Optionee and the Company).

37                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

ARTICLE IV

EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

          During the lifetime of the Optionee, only the Optionee, his duly appointed attorney-in-fact or, to the extent permitted under Section 5.2, a trust or custodianship to which a transfer has been made in accordance with
Section 5.2 may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable under Section 3.3, be exercised by his personal representative, by any Person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution or, to the extent permitted under Section 5.2, by a trust or custodianship to whom a transfer has been made in accordance with Section 5.2.

Section 4.2 - Partial Exercise

          Any exercisable portion of an Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that any partial exercise shall be for whole shares of Common Stock only.

Section 4.3 - Manner of Exercise

          An Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

     (a) Notice in writing signed by the Optionee or the other Person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

     (b) Full payment (in cash, by check or by a combination thereof) for the shares with respect to which such Option or portion thereof is exercised;

     (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other Person then entitled to exercise such Option or portion thereof, stating that (i) the shares of stock are being acquired for the Optionee's or such other Person's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Act and then applicable rules and regulations thereunder, (ii) except as provided below, the Optionee or other Person then entitled to exercise such Option or portion thereof will not transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the shares (each, a "Transfer") at any time prior to the tenth anniversary of the date of the Effective Time and (iii) the Optionee or other Person then entitled

38                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such Person is contrary to the representation and agreement referred to above; provided, however, that the Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

     (d) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

     (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any Person or Persons other than the Optionee, appropriate proof of the right of such Person or Persons to exercise the Option.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stopAtransfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in clause (i) of subsection
(c) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares.

          The written agreement referred to in clause (ii) of subsection (c) above will permit only the following Transfers prior to the tenth anniversary of the Effective Time:

     (w) A transfer upon the death of the Optionee or other Person then entitled to exercise such Option or portion thereof to his or her executors, administrators, testamentary trustees, legatees or beneficiaries; provided that it is expressly understood that any such transferee shall be bound by the provisions of the written agreement referred to in clause (ii) of subsection (c) above;

     (x) A transfer made after the date of exercise of the Option or portion thereof in compliance with the federal securities laws to a trust or custodianship the beneficiaries of which may include only the Optionee or other Person then entitled to exercise such Option or portion thereof, his or her spouse or the Optionee's or such other Person's lineal descendants; provided, in each such case, that such transfer is made expressly subject to the Agreement and that the transferee agrees in writing to be bound by the provisions of the written agreement referred to in clause (ii) of subsection (c) above;

     (y) A sale of shares pursuant to an effective registration statement under the Act filed by the Company or pursuant to a sale participation

39                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

agreement that has been entered into by the Optionee and Nomura or an Affiliate or Affiliates of Nomura; and

     (z) in connection with a sale in the public market (subject to the provisions of Rule 144 under the Act where applicable) from and after a QPO; provided that such sale shall be subject to such blackAout period and/or other restrictions on such sale as shall be reasonably requested by any underwriters in offerings of the securities of the Company in order to insure the success of such offerings; and provided further that the number of shares that may be sold in each one-year period following the QPO will be limited to the greater of (i) 25% of the total number of shares of Common Stock, on a fully diluted basis, held by the Optionee or such other Person immediately following the QPO and (ii) that number of shares of Common Stock underlying the Options or any other stock options issued by the Company held by the Optionee or such other Person as to which (A) pursuant to the terms of such options, the Optionee's right to purchase such stock would expire during such one-year period and (B) such options are actually exercised by the Optionee or other Person then entitled to exercise such options or portions thereof. Notwithstanding the foregoing permitted Transfers, the Optionee or other Person then entitled to exercise such Option or portion thereof will further represent and agree in the written agreement referred to in subsection (c) above that he or she will not at any time transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares at any time, directly or indirectly, to any competitor or prospective competitor of the Company or to any affiliate of a such a person, other than:

     (A) in connection with a sale to a third party pursuant to a stock purchase agreement or sale participation agreement that has been entered into by the Optionee and Nomura or an Affiliate or Affiliates of Nomura;

     (B) in a widely distributed, underwritten public offering upon the exercise of the rights provided for under a registration rights agreement covering such shares; or

     (C) pursuant to a sale effected (when otherwise permitted as provided above) through an open market, nondirected broker's transaction in which the Optionee or other Person then entitled to exercise such Option as seller does not know the buyer is a competitor or prospective competitor.

Section 4.4 - Conditions to Issuance of Stock Certificates

          The shares of stock deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of an Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

40                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

     (b) The lapse of such reasonable period of time (not to exceed 60 days) following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Rights as Stockholder

          The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company to such holder.

ARTICLE V

MISCELLANEOUS

Section 5.1 - Administration

          The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company and all other interested Persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2 - Options Not Transferable

          Except as may be provided in any other agreement between the Optionee and the Company, neither the Options nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, if (i) the Company shall have received a no action letter from the Commission to the effect that the Commission will not raise any objection, based on the fact that such transfers by the Optionee would be permitted, if the Company does not comply with the registration requirements of Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the class of equity securities that include the Options at such time that the Company has more than 500 holders of equity securities of the class that includes the Options and otherwise meets the requirement for such registration even were such transfers by the Optionee were to be

41                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

permitted hereunder at least until such time as the Company otherwise becomes a reporting company under the Exchange Act with respect to any class of its equity securities and (ii) the Plan shall have been amended to permit such transfers and to permit such a transferee to exercise the Options, then Options may be transferred during the Optionee's lifetime for estate planning purposes to a trust or custodianship for the exclusive benefit of the Optionee, his spouse or the Optionee's lineal descendants; provided that (1) such transfers obligate the trust or custodianship to be subject to the terms and conditions of this Agreement and (2) such trust or custodianship may transfer any Options so transferred only to the Optionee's permitted beneficiaries, only after the Optionee's death and then only in accordance with the trust's or custodianship's governing instrument. The Company agrees to use its best reasonable efforts (A) to apply for and have issued by the Commission such no action letter and (B) if such no action letter is so issued, to amend the Plan to permit such transfers by the Optionee and to permit such a transferee to exercise such Options.

Section 5.3 - Shares to Be Reserved

          The Company shall at all times during the term of the Options reserve and keep available, either in its treasury or out of its authorized but unissued shares of stock, such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices

          Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service; provided that reasonable steps are taken to assure actual receipt by the person to be notified.

Section 5.5 - Titles

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Applicability of Plan and Other Agreements

          The Options and the shares of Common Stock issued to the Optionee upon exercise of the Options shall be subject to all of the terms and provisions of the Plan and any other agreements between the Optionee and the Company, to the extent applicable to the Options and such Shares. In

42                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control. In the event of any conflict between this Agreement or the Plan and any other agreements between the Optionee and the Company, the terms of the other agreements between the Optionee and the Company shall control.

Section 5.7 - Amendment

          This Agreement may be amended or supplemented by the Company, when authorized by a resolution of the Committee or of the Board of Directors, to cure any ambiguity, defect or inconsistency, to comply with Section 2.4 hereof or to make any change that does not adversely affect the rights of the Optionee. Any other amendment or supplement of this Agreement may be made only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Section 5.8 - Governing Law

          The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 5.9 - Jurisdiction

          Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of New Jersey, as the Company may elect in its sole discretion, and the Optionee hereby submits to the nonAexclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. The Optionee hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New Jersey, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of New Jersey, and the Optionee hereby irrevocably waives any right which he may otherwise have had to bring such

43                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

AT&T CAPITAL CORPORATION

By:  _________________________
     Name:
     Title:

___________________________         Aggregate number of shares
         Optionee                   of Common Stock for which
                                    the Option hereunder is
___________________________         granted:              598,900

___________________________         Cycle I:              498,900
         Address                    Cycle II:             100,000

Optionee's Taxpayer
Identification Number:

___________________________

44                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                                    EXHIBIT B

                            STOCK PURCHASE AGREEMENT

          STOCK PURCHASE AGREEMENT (hereinafter called this "Agreement"), dated as of September 30, 1996, among Nomura International plc, a public limited company incorporated under the laws of England and Wales ("NIplc"), Antigua Acquisition Corporation, a Delaware corporation ("Merger Sub"), and Thomas C. Wajnert (the "Seller").

RECITALS

          WHEREAS, Merger Sub has entered into an Agreement and Plan of Merger, dated as of June 5, 1996, as amended (the "Merger Agreement"), among AT&T Capital Corporation, a Delaware corporation (the "Company"), AT&T Corp., a New York corporation, Hercules Limited, a Cayman Islands company ("Holdings") and Merger Sub, which is a wholly-owned subsidiary of Holdings, providing for the merger (the "Merger") of Merger Sub with and into the Company, after which the Company will continue its corporate existence as the surviving corporation (the "Surviving Corporation");

          WHEREAS, in connection with the Merger, Merger Sub and the Seller are contemporaneously herewith entering into a Subscription Agreement of even date herewith (the "Subscription Agreement"), pursuant to which the Seller, as one of a limited number of management investors, will purchase immediately prior to the Merger, shares of Common Stock, par value $.01 per share, of Merger Sub (the "Merger Sub Common Stock"), each of which will be converted at the effective time of the Merger (the "Effective Time") pursuant to the Merger Agreement into one share of Common Stock, par value $.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock");

          WHEREAS, in connection with the Seller's prospective ownership of shares of Surviving Corporation Common Stock, NIplc, Merger Sub and the Seller propose to agree to certain provisions with respect to the future purchase and sale, upon certain terms and subject to certain conditions, of such shares; and

          WHEREAS, this Agreement is one of several agreements (such agreements other than this Agreement being herein referred to collectively as "Other Sellers' Agreements") which have been, or which in the future will be, entered into between the Surviving Corporation and other individuals who are or will be certain officers or key employees of the Surviving Corporation or one of its Subsidiaries (collectively, the "Other Sellers").

          NOW, THEREFORE, to implement the foregoing and in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

          1. Certain Definitions.

45                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

          "Affiliate" shall mean, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. Solely for purposes of this Agreement, GRS Holding Company Limited and Babcock & Brown, Inc. and their respective Affiliates shall be deemed to be Affiliates of NIplc.

          "Board of Directors" shall mean the Board of Directors of the Surviving Corporation.

          "Cause" shall have the meaning set forth in the Employment Agreement.

          "Change of Control" shall mean (i) any transaction (including, without limitation, a merger, consolidation or reorganization, or a sale of derivative securities that effectively transfers a beneficial ownership interest) as a result of which either (a) (1) the combined beneficial ownership interest of the Surviving Corporation by NIplc and its Affiliates falls below 40% on a fully diluted basis and (2) the combined beneficial ownership interest of the Surviving Corporation by another Person and its Affiliates exceeds the combined beneficial ownership interest of NIplc and its Affiliates or (b) the combined beneficial ownership interest of the Surviving Corporation by NIplc and its Affiliates falls below 20% on a fully diluted basis or (ii) a sale, or series of sales, of all or substantially all of the assets of the Surviving Corporation as a result of which either (A) (I) the combined beneficial ownership interest by NIplc and its Affiliates of the assets of the business conducted by the Surviving Corporation falls below 40% of the assets of the business conducted by the Surviving Corporation immediately prior to such sale or series of sales (measured on the basis of the net book value, on a consolidated basis, thereof) and (II) the combined beneficial ownership interest of another Person of former assets of the business as conducted by the Surviving Corporation immediately prior to such sale or series of sales exceeds the combined beneficial ownership interest by NIplc and its Affiliates of the assets of the business conducted by the Surviving Corporation immediately prior to such sale or series of related sales (measured on the basis of the net book value, on a consolidated basis, thereof) or (B) the combined beneficial ownership interest by NIplc and its Affiliates of the assets of the business conducted by the Surviving Corporation falls below 20% of the assets of the business conducted by the Surviving Corporation immediately prior to such sale or series of sales (measured on the basis of the net book value, on a consolidated basis, thereof); provided that the provisions set forth in clause (ii) shall be deemed not to apply in the case of any transfer, sale, assignment, pledge, hypothecation or other disposition of assets in connection with, or incident to, any borrowings, securitizations or other financing transactions or in the case of the recapitalization, reclassification, liquidation or dissolution of the Surviving Corporation.

          "Compensation Committee" shall mean the Compensation Committee of the Board of Directors.

46                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

          "Disability" shall have the meaning set forth for the term "totally and permanently disabled" in the Employment Agreement.

          "Employment Agreement" shall mean the Employment Agreement, dated as of September 30, 1996, between Merger Sub and the Seller, as amended or supplemented from time to time.

          "Fair Market Value" shall mean, with respect to a share of Surviving Corporation Common Stock, the amount established at the immediately preceding determination, which determination will have been made no less than annually, by an independent U.S.-based investment banker (or, in the sole discretion of the Board of Directors, an independent U.S.-based appraisal firm) selected by the Board of Directors as the fair market value of a share of Surviving Corporation Common Stock without giving effect to any discount attributable to the illiquidity of such shares or the fact that any such shares may constitute a minority interest in the Surviving Corporation or any premium attributable to any special rights of any holder with respect to shares of Surviving Corporation Common Stock; provided that prior to the first such determination (which shall occur not later than January 31, 1997), the Fair Market Value of a share of Surviving Corporation Common Stock shall be the purchase price per share paid by the Seller for his Investment Shares.

          "Good Reason" shall have the meaning set forth in the Employment Agreement.

          "Group" shall mean, with respect to a particular time, any of the Surviving Corporation and its Subsidiaries as of such time. Any event that results in an entity ceasing to be a Subsidiary of the Surviving Corporation shall be deemed to constitute the cessation of employment with the Group of all employees of such former Subsidiary, except for such employees of such former Subsidiary who become employees of the Surviving Corporation or one of its then Subsidiaries within 10 days of such event.

          "Investment Price" shall mean the price per share paid by the Seller for each of the Investment Shares pursuant to the Subscription Agreement.

          "Investment Shares" shall have the meaning set forth in the Subscription Agreement.

          "Normal Retirement" shall mean the voluntary retirement of the Seller on a date on or after December 31, 1999.

          "Per Share Interest Amount" shall mean, with respect to a relevant number of Rollover Shares being purchased pursuant to the provisions of this Agreement, an amount per share equal to the cumulative amount of interest at the Compensatory Interest Rate on the Investment Price of such Rollover Shares from the Effective Time through, but not including, the date of the Repurchase (as hereinafter defined), compounded annually. The "Compensatory Interest Rate" equals the product of (i) the rate of interest set forth in the Promissory Note multiplied by (ii) a fraction the numerator of which is the principal amount of the Promissory Note on the date of Repurchase and the denominator of which is the product

47                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

of the total number of Rollover Shares multiplied by the Investment Price of such Rollover Shares.

          "Promissory Note" shall mean the Purchaser's promissory note issued pursuant to the AT&T Capital Corporation 1993 Leveraged Stock Purchase Plan or the AT&T Capital Corporation 1993 Long Term Incentive Plan, as the case may be, as such note has been amended in accordance with the terms of the Subscription Agreement.

          "QPO" shall mean a sale of shares of Surviving Corporation Common Stock to the public pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), that has been declared effective by the Securities and Exchange Commission (other than a registration statement on Form S-4 or Form S-8, or any successor or other forms promulgated for similar purposes, or a registration statement in connection with an offering to employees of the Surviving Corporation and its Subsidiaries) that results in an active trading market in the Surviving Corporation Common Stock.

          "RIF Termination" shall mean (i) termination of the Seller's employment by the Group as a result of a reduction in force, facility relocation or closing, or other Surviving Corporation program for job elimination, in each case that results in the termination of a significantly large number of employees, or (ii) termination within 135 days prior to a Change of Control if the Seller can demonstrate that such termination (a) was at the request of a third party with which the Surviving Corporation had entered into negotiations or was provided for in an agreement with regard to such Change of Control or (b) otherwise occurred in connection with, or in anticipation of, such Change of Control; provided further that, in the case of either clause (a) or (b), such Change of Control actually occurs.

          "Rollover Shares" shall mean those Investment Shares resulting from the conversion at the Effective Time in the Merger pursuant to the Merger Agreement of the Purchaser's Pre-Merger Shares (as defined in the Subscription Agreement).

          "Seller's Estate" and "Seller's Trust" shall have the respective meanings set forth in the Subscription Agreement for the terms "Purchaser's Estate" and "Purchaser's Trust," respectively.

          "Subsidiary" shall mean any corporation other than the Surviving Corporation in an unbroken chain of corporations beginning with the Surviving Corporation if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

               2.  Seller's Option to Sell Stock to NIplc Upon
                   Certain Events.

          (a) Except as otherwise provided herein, if, prior to the occurrence of a QPO:

48                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

          (i) The Seller is terminated by the Group without Cause (other than a RIF Termination) or resigns for Good Reason, then the Seller, the Seller's Estate or the Seller's Trust, as the case may be, shall have the right, for 15 days following the date of such termination or resignation, to give notice to the Surviving Corporation of his or its election to sell to the Purchasing Entity (as defined in Section 2(b) hereof), and the Purchasing Entity shall be required to purchase, on one occasion, except as otherwise provided herein, within 60 days of the receipt of such notice, all or any portion (as determined by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, and set forth in such notice) of the Investment Shares then held by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, at the Repurchase Price determined in accordance with Sections 4(a) and 5 hereof;

          (ii) The Seller is terminated by the Group for Cause or resigns without Good Reason, then the Seller, the Seller's Estate or the Seller's Trust, as the case may be, shall have the right, for 15 days following the date of such termination or resignation, to give notice to the Surviving Corporation of his or its election to sell to the Purchasing Entity, and the Purchasing Entity shall be required to purchase, on one occasion, except as otherwise provided herein, within 60 days of the receipt of such notice, all or any portion (as determined by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, and set forth in such notice) of the Investment Shares then held by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, at the Repurchase Price determined in accordance with Sections 4(b) and 5 hereof;

          (iii) The Seller is terminated by the Group in a RIF Termination, then the Seller, the Seller's Estate or the Seller's Trust, as the case may be, shall have the right, for 15 days following the date of such termination, to give notice to the Surviving Corporation of his or its election to sell to the Purchasing Entity, and the Purchasing Entity shall be required to purchase, on one occasion, except as otherwise provided herein, within 60 days of the receipt of such notice, all or any portion (as determined by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, and set forth in such notice) of the Investment Shares then held by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, at the Repurchase Price determined in accordance with Sections 4(c) and 5 hereof;

          (iv) The Seller ceases employment with the Group due to death or Disability, then the Seller, the Seller's Estate or the Seller's Trust, as the case may be, shall have the right, for 60 days following the date of such cessation of employment, to give notice to the Surviving Corporation of his or its election to sell to the Purchasing Entity, and the Purchasing Entity shall be required to purchase, on one occasion, except as otherwise provided herein, within 60 days of the receipt of such notice, all or any portion (as determined by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, and set forth in such notice) of the Investment Shares then held by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, at the Repurchase Price determined in accordance with Sections 4(d) and 5 hereof; and

49                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

          (v) The Seller ceases employment with the Group upon Normal Retirement, then the Seller, the Seller's Estate or the Seller's Trust, as the case may be, shall have the right, following the date of such cessation of employment, to give notice to the Surviving Corporation of his or its election to sell to the Purchasing Entity, and the Purchasing Entity shall be required to purchase, on one occasion in each one-year period following such cessation of employment, subject to the limits set forth below, all or any portion (as determined by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, and set forth in such notice) of the Investment Shares then held by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, at the Repurchase Price determined in accordance with Sections 4(e) and 5 hereof. Notwithstanding anything to the contrary contained herein, the number of shares that the Purchasing Entity shall be required to purchase from the Seller, the Seller's Estate or the Seller's Trust, as the case may be, in the event of Normal Retirement shall be limited to the indicated percentage of the aggregate of the Investment Shares held by the Seller, the Seller's Estate and the Seller's Trust on the date of such cessation of employment (less in each case after the first anniversary of such date the percentage of the shares so held on such date that were previously purchased by a Purchasing Entity) in each of the periods indicated in the following table:

Period                                                          Percentage
------------------------------------------                      ----------
From the date of cessation of employment
through the first anniversary of such date                         100%

From the day after the first anniversary of
the cessation of employment through the second
anniversary of such date                                            80%

From the day after the second anniversary of
the cessation of employment through the third
anniversary of such date                                            60%

From the day after the third anniversary of
the cessation of employment through the fourth
anniversary of such date                                            40%

From the day after the fourth anniversary of
the cessation of employment through the fifth
anniversary of such date                                            20%

Following the fifth anniversary of the cessation
of employment                                                        0%




          (b) If the Seller, the Seller's Estate and/or the Seller's Trust, as the case may be, desire to sell any Investment Shares pursuant hereto, it or they shall send notice (the "Redemption Notice") to the Surviving Corporation of its or their intention to sell Investment Shares in exchange for the payment (the "Repurchase Price") referred to in Section 2(a)(i) through (iv), as applicable (which Redemption Notice shall be delivered by the Surviving Corporation promptly to NIplc). Except as

50                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

otherwise provided herein, the closing of the purchase and sale of Investment Shares pursuant to this Section 2 shall take place at the principal office of the Surviving Corporation on or before the 60th day following delivery of the Redemption Notice. On or prior to such closing, NIplc shall notify the Seller, the Seller's Estate and/or the Seller's Trust, as the case may be, of the date and time of such closing and whether, in the absolute discretion of NIplc, NIplc or another person selected by NIplc pursuant to Section 15 hereof shall be the purchaser of such Investment Shares (the "Purchasing Entity"). The applicable Repurchase Price shall be paid by delivery to the Seller, the Seller's Estate or the Seller's Trust, as the case may be, of a certified or bank cashier's check or checks, or by wire transfer of funds, in the appropriate amount payable to the order of the Seller, the Seller's Estate or the Seller's Trust, as the case may be, against delivery of certificates or other instruments representing the Investment Shares so purchased, duly endorsed in blank or accompanied by stock powers executed in blank with the signature of the Seller or his duly authorized representative, or the appropriately authorized representative of the Seller's Estate or the Seller's Trust, as the case may be, guaranteed by a member of the Medallion Signature Guarantee Program, and with all necessary stock transfer stamps affixed.

          (c) This Agreement does not confer upon, and nothing contained herein shall be interpreted as providing, the Seller any rights to require NIplc or any of its Affiliates to purchase, in any circumstances, any stock options or any shares of stock acquired or acquirable upon the exercise of any stock options.

               3.  NIplc's Option to Purchase Stock Upon Certain
                   Events.

          (a) Except as otherwise provided herein, if, prior to the later of (i) the occurrence of a QPO and (ii) the tenth anniversary of the Effective Time:

          (i) The Seller is terminated by the Group without Cause (other than a RIF Termination) or resigns for Good Reason, then the Purchasing Entity shall have the right, for 15 days following the date of such termination or resignation, to give notice to the Seller, the Seller's Estate or the Seller's Trust, as the case may be, of its election to purchase from the Seller, the Seller's Estate or the Seller's Trust, as the case may be, and the Seller, the Seller's Estate or the Seller's Trust, as the case may be, shall be required to sell, on one occasion, except as otherwise provided herein, within 60 days of the receipt of such notice, all or any portion (as determined by the Purchasing Entity and set forth in such notice) of the Investment Shares then held by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, at the Repurchase Price determined in accordance with Sections 4(a) and 5 hereof;

          (ii) The Seller is terminated by the Group for Cause or resigns without Good Reason, then the Purchasing Entity shall have the right, for 15 days following the date of such termination or resignation, to give notice to the Seller, the Seller's Estate or the Seller's Trust, as the case may be, of its election to purchase from the Seller, the Seller's Estate or the Seller's Trust, as the case may be, and the Seller, the

51                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Seller's Estate or the Seller's Trust, as the case may be, shall be required to sell, on one occasion, except as otherwise provided herein, within 60 days of the receipt of such notice, all or any portion (as determined by the Purchasing Entity and set forth in such notice) of the Investment Shares then held by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, at the Repurchase Price determined in accordance with Sections 4(b) and 5 hereof;

          (iii) The Seller is terminated by the Group in a RIF Termination, then the Purchasing Entity shall have the right, for 15 days following the date of such termination, to give notice to the Seller, the Seller's Estate or the Seller's Trust, as the case may be, of its election to purchase from the Seller, the Seller's Estate or the Seller's Trust, as the case may be, and the Seller, the Seller's Estate or the Seller's Trust, as the case may be, shall be required to sell, on one occasion, except as otherwise provided herein, within 60 days of the receipt of such notice, all or any portion (as determined by the Purchasing Entity and set forth in such notice) of the Investment Shares then held by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, at the Repurchase Price determined in accordance with Sections 4(c) and 5 hereof; and

          (iv) The Seller ceases employment with the Group due to death or Disability, then the Purchasing Entity shall have the right, for 60 days following the date of such cessation of employment, to give notice to the Seller, the Seller's Estate or the Seller's Trust, as the case may be, of its election to purchase from the Seller, the Seller's Estate or the Seller's Trust, as the case may be, and the Seller, the Seller's Estate or the Seller's Trust, as the case may be, shall be required to sell, on one occasion, except as otherwise provided herein, within 60 days of the receipt of such notice, all or any portion (as determined by the Purchasing Entity and set forth in such notice) of the Investment Shares then held by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, at the Repurchase Price determined in accordance with Sections 4(d) and 5 hereof.

          (b) The Purchasing Entity shall send the Redemption Notice to the Seller, the Seller's Estate and/or the Seller's Trust, as the case may be, setting forth the intention to purchase Investment Shares in exchange for the Repurchase Price referred to in Section 2(a)(i) through (iv), as applicable. Except as otherwise provided herein, the closing of the purchase and sale of Investment Shares pursuant to this Section 3 shall take place at the principal office of the Surviving Corporation on or before the 60th day following delivery of the Redemption Notice. On or prior to such closing, the Purchasing Entity shall notify the Seller, the Seller's Estate and/or the Seller's Trust, as the case may be, of the date and time of such closing and whether, in the absolute discretion of NIplc, NIplc or another person selected pursuant to Section 15 hereof shall be the Purchasing Entity. The applicable Repurchase Price shall be paid by delivery to the Seller, the Seller's Estate or the Seller's Trust, as the case may be, of a certified or bank cashier's check or checks, or by wire transfer of funds, in the appropriate amount payable to the order of the Seller, the Seller's Estate or the Seller's Trust, as the case may be, against delivery of certificates or other instruments representing the Investment Shares so purchased, duly endorsed in blank or accompanied by

52                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

stock powers executed in blank with the signature of the Seller or his duly authorized representative, or the appropriately authorized representative of the Seller's Estate or the Seller's Trust, as the case may be, guaranteed by a member of the Medallion Signature Guarantee Program, and with all necessary stock transfer stamps affixed.

          4. Determination of Repurchase Price.

          (a) If the Seller is terminated by the Group without Cause (other than a RIF Termination) or resigns for Good Reason, the Repurchase Price applicable to repurchases (each a "Repurchase") pursuant to either Section 2 or Section 3 shall be (i) if such termination or resignation occurs after the fifth anniversary of the Effective Time, the Fair Market Value as of the date of such termination or resignation or (ii) if such termination or resignation occurs on or before the fifth anniversary of the Effective Time, the higher of (x) the Investment Price plus, with respect to Rollover Shares only, the Per Share Interest Amount or (y) the price per share set forth in the table below under the heading "Alternate Price" for the periods indicated:

                                                        Alternate
            Period                                        Price
--------------------------------             -----------------------------------

From the Effective Time through
the first anniversary thereof                [No alternative price]

From the day after the first                 Investment Price plus 20% of
anniversary of the Effective                 the excess, if any, of Fair
Time through the second                      Market Value over Investment
anniversary thereof Price

From the day after the second                Investment Price plus 40% of
anniversary of the Effective                 the excess, if any, of Fair
Time through the third anniversary           Market Value over Investment
thereof                                      Price

From the day after the third                 Investment Price plus 60% of
anniversary of the Effective Time            the excess, if any, of Fair
through the fourth anniversary               Market Value over Investment
thereof                                      Price

From the day after the fourth                Investment Price plus 80% of
anniversary of the Effective Time            the excess, if any, of Fair
through the fifth anniversary thereof        Market Value over Investment
                                             Price


Notwithstanding the foregoing, if (i) the Seller is terminated by the Group without Cause (other than a RIF Termination) or resigns for Good Reason on or before the fifth anniversary of the Effective Time and (ii) as of the date of such termination or resignation the Seller has met in each year or portion thereof following the Effective Time the performance criteria relating hereto which are to be established by good faith agreement between

53                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

the Board of Directors of the Surviving Corporation and the Seller taking into account the historical performance of the Company reasonably promptly following the Effective Time (and, if not so established, to be established by arbitration under the procedures set forth in the Employment Agreement), the Repurchase Price applicable to Repurchases pursuant to either Section 2 or Section 3 shall be the higher of (x) the Investment Price plus, with respect to Rollover Shares only, the Per Share Interest Amount or (y) the price per share set forth in the table below under the heading "Alternate Price" for the periods indicated:

                                                     Alternate
             Period                                   Price
----------------------------------          -------------------------------

From the Effective Time through
the first anniversary thereof               [No alternative price]

From the day after the first                Investment Price plus 33-1/3%
anniversary of the Effective Time           of the excess, if any, of Fair
through the second anniversary              Market Value over Investment
thereof                                     Price

From the day after the second               Investment Price plus 66-2/3%
anniversary of the Effective Time           of the excess, if any, of the
through the third anniversary thereof       Fair Market Value over
                                            Investment Price

From the day after the third
anniversary of the Effective Time
through the fifth anniversary thereof       Fair Market Value



          (b) If the Seller is terminated by the Group for Cause or resigns without Good Reason, the Repurchase Price applicable to Repurchases pursuant to either Section 2 or Section 3 shall be equal to the Investment Price plus, with respect to Rollover Shares only, the Per Share Interest Amount.

          (c) If the Seller is terminated by the Group in a RIF Termination, the Repurchase Price applicable to Repurchases pursuant to either Section 2 or
Section 3 shall be equal to the higher of (x) the Fair Market Value as of the date of such termination or (y) the Investment Price plus, with respect to Rollover Shares only, the Per Share Interest Amount.

          (d) If the Seller ceases employment with the Group due to death or Disability, the Repurchase Price applicable to Repurchases pursuant to either
Section 2 or Section 3 shall be equal to the Fair Market Value as of the date of cessation of employment; provided, however, that if such cessation of employment occurs on or before December 31, 1997, such Repurchase Price shall not be less than the Investment Price plus, with respect to Rollover Shares only, the Per Share Interest Amount.

          (e) If the Seller ceases employment upon Normal Retirement, the Repurchase Price applicable to Repurchases pursuant to Section 2 shall be equal to the Investment Price plus, with respect to Rollover Shares only, the Per Share Interest Amount.

54                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

          5. Repurchase Price Adjustments.

          In determining the Repurchase Price, appropriate adjustments shall be made for any future issuances to holders of Surviving Corporation Common Stock of rights to acquire any securities convertible into Surviving Corporation Common Stock and any stock dividends, splits, combinations, recapitalizations or any other adjustment in the number of shares of outstanding shares of Surviving Corporation Common Stock.

          6. Rights to Negotiate Repurchase Price.

          Nothing in this Agreement shall be deemed to restrict or prohibit NIplc, the Surviving Corporation or any of their Affiliates from purchasing shares of Surviving Corporation Common Stock or options to purchase shares of Surviving Corporation Common Stock from the Seller, at any time, upon such terms and conditions, and for such price, as may be mutually agreed upon between the parties, (i) whether or not at the time of such purchase circumstances exist which specifically grant NIplc the right to purchase, or the Seller the right to sell, such shares and (ii) notwithstanding the fact that this Agreement does not provide NIplc, the Surviving Corporation or the Seller with any rights with respect to the repurchase by any person of stock options.

          7. NIplc's Representations and Warranties.

          NIplc represents and warrants to the Seller that (i) this Agreement has been duly authorized, executed and delivered by NIplc and (ii) the Purchasing Entity will be acquiring any Investment Shares pursuant to this Agreement for investment for the account of itself and its Affiliates and not with a view to, or for resale in connection with, the distribution or other disposition thereof, without prejudice, however, to the Purchasing Entity's right to sell or otherwise dispose of all or any part of said shares in compliance with the Securities Act and all applicable state or foreign securities laws..

          8. Merger Sub's Representations, Warranties and Agreements.

          (a) Merger Sub represents and warrants to NIplc and the Seller that this Agreement has been duly authorized, executed and delivered by Merger Sub.

          (b) For so long as the provisions of Sections 2, 3 and 4 of this Agreement remain in effect, Merger Sub agrees that the Surviving Corporation shall (i) notify NIplc in the manner provided in Section 17 hereof of any election by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, pursuant to Section 2(a) hereof to sell to the Purchasing Entity all or any portion of the Investment Shares held by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, by delivering promptly to NIplc a copy of the Redemption Notice sent to the Surviving Corporation by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, pursuant to Section 2(b) hereof and (ii) notify NIplc in the manner provided by Section 17 hereof promptly (but in no event more than 5 days thereafter) in writing of any event involving the Seller that would give rise to a right of the Purchasing Entity pursuant to

55                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Section 3(a) hereof to purchase from the Seller, the Seller's Estate or the Seller's Trust, as the case may be, all or any portion of the Investment Shares held by the Seller, the Seller's Estate or the Seller's Trust, as the case may be, provided; however, that any failure by the Surviving Corporation to so notify NIplc shall not relieve the Purchasing Entity of its obligations hereunder.

          9. Expiration of Certain Provisions.

          The provisions contained in Sections 2, 3 and 4 of this Agreement and the portion of any other provision of this Agreement which incorporates the provisions of Sections 2, 3 and 4, shall terminate and be of no further force or effect with respect to any Investment Shares sold by the Seller (i) pursuant to an effective registration statement filed by the Surviving Corporation pursuant to the Registration Rights Agreement (as defined in the Subscription Agreement), the Subscription Agreement or otherwise or (ii) pursuant to the terms of the Sale Participation Agreement of even date herewith, among the Seller and NIplc.

          10. Recapitalizations, Etc.

          The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Investment Shares, to any and all shares of capital stock of the Surviving Corporation or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Surviving Corporation (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or substitution of the Investment Shares, by reason of any stock dividend, split, reverse split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

          11. Seller's Employment by the Group.

          Nothing contained in this Agreement (i) obligates the Surviving Corporation or any Subsidiary to employ the Seller in any capacity whatsoever or
(ii) prohibits or restricts the Surviving Corporation (or any such Subsidiary) from terminating the employment, if any, of the Seller at any time or for any reason whatsoever, with or without cause, and the Seller hereby acknowledges and agrees that, except to the extent that certain information, if any, with respect to his employment has been delivered to the Seller in writing, neither Merger Sub nor any other person has made any representations or promises whatsoever to the Seller concerning the Seller's employment or continued employment by the Group.

          12. Binding Effect.

          The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 4(a) of the Subscription Agreement, such transferee shall be deemed the Seller hereunder; provided, however, that no transferee (including without limitation, transferees referred to in Section 4(a) of the Subscription Agreement) shall derive any rights under this Agreement

56                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

unless and until such transferee has delivered to NIplc a valid undertaking and becomes bound by the terms of this Agreement.

          13. Amendment.

          This Agreement may be amended only by a written instrument signed by the parties hereto.

          14. Applicable Law.

          The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding against the Seller, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of New Jersey, as NIplc may elect in its sole discretion, and the Seller hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Seller appoints the Secretary of the Surviving Corporation, at the executive offices of the Surviving Corporation in Morristown, New Jersey (or such other place within the State of New Jersey as may be designated for such purpose), as his agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Seller in the manner provided in Section 17 hereof, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of NIplc to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Seller, in such other jurisdictions and in such manner, as may be permitted by applicable law. The Seller hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New Jersey, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against NIplc with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of New Jersey, and the Seller hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. NIplc hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding, and by the execution and delivery of this Agreement, NIplc appoints the Secretary of the Surviving Corporation, at the executive offices of the Surviving Corporation in Morristown, New Jersey (or such other place within the State of New Jersey as may be designated for such purpose), as its agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to NIplc in the manner provided in Section 17 hereof, shall be deemed in every respect effective service of process upon NIplc in any suit, action or proceeding. NIplc hereby irrevocably waives any objections which

57                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New Jersey, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

          15. Assignability of Certain Rights by NIplc.

          NIplc shall have the right to assign any or all of its rights or obligations to purchase Investment Shares pursuant to Sections 2 or 3 hereof, but any such assignment shall not, without the written consent of the Seller or the Seller's Estate or Seller's Trust, as the case may be, relieve NIplc of its obligations hereunder.

          16. Miscellaneous.

          In this Agreement (i) all references to "dollars" or "$" are to United States dollars and (ii) the word "or" is not exclusive. If any provision of this Agreement shall be declared illegal, void or unenforceable by any court of competent jurisdiction, the other provisions shall not be affected, but shall remain in full force and effect.

          17. Notices.

          All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by overnight courier or otherwise) or sent by registered or certified mail, return receipt requested, postage prepaid, to the party to whom it is directed:

          (i) If to NIplc, to it at the following address:

              Nomura International plc
              Nomura House
              1 St. Martin's-le-Grand
              London EC1A 4NP
              Attention:  Mr. Guy Hands

          (ii) If to Merger Sub or the Surviving Corporation, to it at the following address:

              Antigua Acquisition Corporation
              c/o AT&T Capital Corporation
                       or
              AT&T Capital Corporation
              44 Whippany Road
              Morristown, New Jersey  07960
              Attention:  Vice President - Human Resources

58                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                   with a copy to:

              AT&T Capital Corporation
              44 Whippany Road
              Morristown, New Jersey  07960
              Attention:  General Counsel

          (iii) If to the Seller, to him at the address set forth below under his signature; or at such other address as either party shall have specified by notice in writing to the other; provided that reasonable steps are taken to assure actual receipt by the person to be notified.

     Any notice which is required to be given to the Seller shall, if the Seller is then deceased, be given to the Seller's personal representative if such representative has previously informed NIplc and the Surviving Corporation of his or her status and address by written notice under this Section 17.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NOMURA INTERNATIONAL plc

By:  ___________________________
        Name:
        Title:

ANTIGUA ACQUISITION CORPORATION

By:  ___________________________
        Name:
        Title:

________________________________
               Seller

________________________________

________________________________
        Address of Seller

59                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                                    EXHIBIT C

                          SALE PARTICIPATION AGREEMENT

          SALE PARTICIPATION AGREEMENT (hereinafter called this "Agreement"), dated as of September 30, 1996, between Nomura International plc, a public limited company incorporated under the laws of England and Wales ("NIplc"), and Thomas C. Wajnert (the "Purchaser").

RECITALS

          WHEREAS, Antigua Acquisition Corporation, a Delaware corporation ("Merger Sub"), has entered into an Agreement and Plan of Merger, dated as of June 5, 1996, as amended (the "Merger Agreement"), among AT&T Capital Corporation, a Delaware corporation (the "Company"), AT&T Corp., a New York corporation, Hercules Limited, a Cayman Islands company ("Holdings"), and Merger Sub, which is a wholly-owned subsidiary of Holdings, providing for the merger (the "Merger") of Merger Sub with and into the Company, after which the Company will continue its corporate existence as the surviving corporation (the "Surviving Corporation");

          WHEREAS, in connection with the Merger, Merger Sub and the Purchaser are contemporaneously entering into a Subscription Agreement of even date herewith (the "Subscription Agreement"), pursuant to which the Purchaser, as one of a limited number of management investors, will purchase immediately prior to the Merger, shares of Common Stock, par value $.01 per share, of Merger Sub (the "Merger Sub Common Stock"), each of which will be converted at the effective time of the Merger (the "Effective Time") pursuant to the Merger Agreement into one share of Common Stock, par value $.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock");

          WHEREAS, following the Merger, NIplc will also beneficially own shares of Surviving Corporation Common Stock; and

          WHEREAS, incident to the Purchaser's ownership of shares of Surviving Corporation Common Stock, NIplc and the Purchaser propose to agree to certain provisions with respect to the future sale, upon certain terms and subject to certain conditions, of such shares.

          NOW, THEREFORE, to implement the foregoing and in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

          (iv) Take-Along Rights.

          (a) In the event that at any time (i) NIplc or any of its affiliates (including, without limitation, GRS Holding Company Limited ("GRSH") and Hercules Limited, which also beneficially own, directly or indirectly, the shares of Merger Sub Common Stock beneficially owned by NIplc, but, for the avoidance of any doubt, excluding Babcock & Brown, Inc. or any of its affiliates), as the case may be (each, a "Selling Entity"), proposes to sell for cash or any other consideration, either directly or indirectly (by way of the sale of beneficial ownership interest in any such affiliate or otherwise), any shares of Surviving Corporation Common Stock

60                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

owned by it, in any transaction other than (x) a public offering of securities,
(y) a sale or other transfer to one of their affiliates or (z) a sale or other transfer of beneficial ownership in (A) up to 9,000,000 shares of Surviving Corporation Common Stock to Babcock & Brown, Inc. or any of its affiliates or
(B) up to 12,000,000 shares of Surviving Corporation Common Stock to GRSH (a "Proposed Sale") and (ii) such Proposed Sale, when considered together with previous direct or indirect sales of Surviving Corporation Common Stock by the Selling Entity and any of its affiliates (other than (1) sales or other transfers to one of their affiliates or (2) sales or other transfers of beneficial ownership in the shares of Surviving Corporation Common Stock referred to in clause (z) above), would constitute the sale of the direct or indirect beneficial ownership of more than 25% of the outstanding shares of Surviving Corporation Common Stock, then the Selling Entity will notify the Purchaser or the Purchaser's Estate or Purchaser's Trust (as such terms are defined in Section 4(a) of the Subscription Agreement), as the case may be, in writing (a "Notice") of such proposed sale and the material terms of the Proposed Sale as of the date of the Notice (the "Material Terms") promptly, and in any event not less than 15 days prior to the consummation of the Proposed Sale and not more than 5 days after the execution of the definitive agreement relating to the Proposed Sale, if any (the "Sale Agreement").

          (b) If (i) within 10 days of the Purchaser's or the Purchaser's Estate's or Purchaser's Trust's, as the case may be, receipt of such Notice the Selling Entity receives from the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, a written request (a "Request") to include shares of Surviving Corporation Common Stock held by the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, in the Proposed Sale (which Request shall be irrevocable unless (x) there shall be a material adverse change in the Material Terms (including, without limitation, a change in the Material Terms that would result in the sale price being decreased by more than 10% from that set forth in the Notice) or (y) if otherwise mutually agreed to in writing by the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, and the Selling Entity) or (ii) notwithstanding that the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, may have declined to make a Request, the Selling Entity so decides in its sole discretion, shares of Surviving Corporation Common Stock held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, will be included in the Proposed Sale as provided herein; provided that, in the case of
(i) above, only one Request, which shall be executed by the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, may be delivered with respect to any Proposed Sale for all shares of Surviving Corporation Common Stock held by the Purchaser or the Purchaser's Estate or Purchaser's Trust. Promptly after the consummation of the transactions contemplated thereby, the Selling Entity will furnish the Purchaser, the Purchaser's Trust or the Purchaser's Estate with a copy of the Sale Agreement, if any.

          (c) The number of shares of Surviving Corporation Common Stock that the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, will be permitted to include in a Proposed Sale pursuant to a Request, or that the Selling Entity will be permitted to decide to include

61                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

in a Proposed Sale, will be in the aggregate that number of shares of Surviving Corporation Common Stock owned collectively by the Purchaser, the Purchaser's Estate and the Purchaser's Trust, as the case may be, that is equal to the pro rata portion of the total number of shares proposed to be sold in the Proposed Sale, based upon the product of (i) the sum of the number of shares of Surviving Corporation Common Stock then owned by the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, plus all shares of Surviving Corporation Common Stock that the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, are then entitled to acquire under an unexercised option to purchase shares of Surviving Corporation Common Stock, to the extent such option is then vested and exercisable or would become vested and exercisable as a result of the consummation of the Proposed Sale (ii) multiplied by a percentage calculated by dividing the aggregate number of shares of Surviving Corporation Common Stock that the Selling Entity proposes to sell in the Proposed Sale by the total number of shares of Surviving Corporation Common Stock owned by the Selling Entity.

          Notwithstanding the foregoing, in the case of any Proposed Sale (i) the consummation of which is reasonably expected to occur on a date after the tenth anniversary of the Effective Time and (ii) that would constitute a "Change of Control" (as defined in the Stock Purchase Agreement of even date herewith between NIplc and the Purchaser), the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, will be permitted to include in such Proposed Sale pursuant to a Request all shares of Surviving Corporation Common Stock then owned by the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, plus all shares of Surviving Corporation Common Stock that the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, are then entitled to acquire under an unexercised option to purchase shares of Surviving Corporation Common Stock, to the extent such option is then vested and exercisable or would become vested and exercisable as a result of the consummation of the Proposed Sale.

          (d) Except as may otherwise be provided herein, shares of Surviving Corporation Common Stock subject to a Request, or that the Selling Entity may decide will be so included, will be included in a Proposed Sale pursuant hereto and in any agreements with purchasers relating thereto on the same terms and subject to the same conditions applicable to the shares of Surviving Corporation Common Stock which the Selling Entity proposes to sell in the Proposed Sale. Such terms and conditions shall include, without limitation: the sales price; the payment of fees, commissions and expenses; the provision of, and representation and warranty as to, information requested by the Selling Entity; and the provision of requisite indemnifications; provided that any indemnification provided by the Purchaser, the Purchaser's Estate or the Purchaser's Trust shall be pro rata in proportion with the number of shares of Surviving Corporation Common Stock to be sold. In the case of indirect sales by the Selling Entity of beneficial ownership of the Surviving Corporation Common Stock, the sale price for the shares of the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, shall be determined by an independent investment bank or appraisal firm on the basis of the proportion of any sale price applicable to the Selling Entity that is deemed to be attributable to the Surviving Corporation alone, and the other

62                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

terms and conditions of the Proposed Sale shall be appropriately adjusted to reflect, for purposes of the inclusion of the Purchaser's, the Purchaser's Estate's or the Purchaser's Trust's shares in such Proposed Sale, a sale of the Surviving Corporation Common Stock. In connection with any such indirect sale for consideration other than cash, the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, will be entitled to receive a proportionate amount (determined as described in the preceding sentence) of a like kind of non-cash compensation, or a proportionate interest therein. Notwithstanding anything to the contrary contained herein, in connection with any sale, whether direct or indirect, for consideration other than cash, in the absolute discretion of the Selling Entity, the shares of the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, subject to a Request may be purchased instead for an amount in cash equal to the fair market value (determined by an independent investment bank or appraisal firm) of any non-cash consideration that would otherwise be receivable hereunder.

          (v) Custody Agreement and Power of Attorney.

          Upon delivering a Request or upon notice that the Selling Entity has decided to include shares held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, in the Proposed Sale, the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, will, if requested by the Selling Entity, execute and deliver a custody agreement and power of attorney in form and substance satisfactory to the Selling Entity with respect to the shares of Surviving Corporation Common Stock which are to be sold by the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, pursuant hereto (a "Custody Agreement and Power of Attorney"). The Custody Agreement and Power of Attorney will provide, among other things, that the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Surviving Corporation Common Stock (duly endorsed in blank by the registered owner or owners thereof) and irrevocably appoint said custodian and attorney-in-fact as the Purchaser or the Purchaser's Estate's or Purchaser's Trust's, as the case may be, agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Purchaser's or the Purchaser's Estate's or Purchaser's Trust's, as the case may be, behalf with respect to the matters specified therein.

          (vi) Obligations to Purchaser.

          (a) The Purchaser or the Purchaser's Estate's or Purchaser's Trust's, as the case may be, right pursuant hereto to participate in a Proposed Sale shall be contingent on the Purchaser's or the Purchaser's Estate's or Purchaser's Trust's, as the case may be, strict compliance with each of the provisions hereof and the Purchaser's or the Purchaser's Estate's or Purchaser's Trust's, as the case may be, willingness to execute such documents in connection therewith as may be reasonably requested by the Selling Entity.

          (b) The obligations of the Selling Entity hereunder shall extend only to the Purchaser or the Purchaser's Estate or Purchaser's Trust, as

63                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

the case may be, and no other of the Purchaser's or the Purchaser's Estate's or Purchaser's Trust's, as the case may be, successors or assigns shall have any rights pursuant hereto.

          (vii) Notices.

          All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered to the party to whom it is directed:

(a) If to NIplc, to it at the following address:

Nomura International plc
Nomura House
1 St. Martin's-le-Grand
London EC1A 4NP
Attention:  Mr. Guy Hands


          (b) If to the Purchaser, to him or her at the address set forth below under his or her signature;

          (c) If to the Purchaser's Estate or Purchaser's Trust, at the address provided to NIplc by such entity.

or at such other address as any of the above shall have specified by notice in writing delivered to the others by certified mail.

Any notice which is required to be given to the Purchaser shall, if the Purchaser is then deceased, be given to the Purchaser's personal representative if such representative has previously informed NIplc of his or her status and address by written notice under this Section 4.

          (viii) Applicable Law.

          The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding against the Seller, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of New Jersey, as NIplc may elect in its sole discretion, and the Seller hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Seller appoints the Secretary of the Surviving Corporation, at the executive offices of the Surviving Corporation in Morristown, New Jersey (or such other place within the State of New Jersey as may be designated for such purpose), as his or her agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Seller in the manner provided in Section 4 hereof, shall be deemed in every respect effective service of process upon him or her in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of NIplc to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over

64                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

the Seller, in such other jurisdictions and in such manner, as may be permitted by applicable law. The Seller hereby irrevocably waives any objections which he or she may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New Jersey, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against NIplc with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of New Jersey, and the Seller hereby irrevocably waives any right which he or she may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. NIplc hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding, and by the execution and delivery of this Agreement, the Seller appoints the Secretary of the Surviving Corporation, at the executive offices of the Surviving Corporation in Morristown, New Jersey (or such other place within the State of New Jersey as may be designated for such purpose), as his or her agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to NIplc in the manner provided in Section 4 hereof, shall be deemed in every respect effective service of process upon NIplc in any suit, action or proceeding. NIplc hereby irrevocably waives any objections which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New Jersey, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

          (ix) Assignability of Certain Rights by NIplc.

          If the Selling Entity transfers its interest in the Surviving Corporation to an affiliate, such affiliate shall assume the obligations hereunder of the Selling Entity, but such assignment shall not, without the written consent of the Purchaser or the Purchaser's Estate or Purchaser's Trust, as the case may be, relieve NIplc of its obligations hereunder.

          (x) Binding Effect.

          The provisions of this Agreement shall be binding on and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, and shall also inure to the benefit of each affiliate of NIplc that may become a Selling Entity.

          (xi) Purchaser's Acknowledgement.

          It is the understanding of the Purchaser that, and he or she hereby acknowledges, that the Purchaser is aware that no Proposed Sale presently is contemplated and that such a sale may never occur.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

65                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

NOMURA INTERNATIONAL plc

By:
Name:
Title:

________________________________
            Purchaser

________________________________

________________________________
       Address of Purchaser

66                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                            EXHIBIT D

                      VOTING TRUST AGREEMENT

          VOTING TRUST AGREEMENT (hereinafter called this "Agreement"), dated as of October 1, 1996, between the several stockholders of AT&T Capital Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), whose names are listed below and all other stockholders of the Corporation who shall join in and become parties to this agreement as hereinafter provided (each, a "Subscriber") and Thomas C. Wajnert (the "Trustee").

RECITALS

          WHEREAS, the Subscribers are respectively owners of shares of the common stock (the "Stock") of the Corporation in the amount set forth opposite their respective signature hereto;

          WHEREAS, the combined holdings of Stock of the Subscribers constitute a minority of the issued and outstanding Stock of the Corporation;

          WHEREAS, the Subscribers desire to pool their Stock for a limited period of time so as to make more effective their participation in the management of the Corporation and to facilitate certain transactions involving the Corporation;

          WHEREAS, with a view to the safe and competent management of the Corporation and the expeditious and efficient involvement of the Corporation in certain transactions, in each case in the interests of all the stockholders thereof, the Subscribers are desirous of creating a trust (the "Trust") in the manner following; and

          WHEREAS, the Trustee has agreed to act as trustee of the shares of Stock to be assigned and delivered hereunder.

          It is hereby agreed as follows:

          (xii) TRANSFER OF STOCK TO TRUSTEES.

          Each of the Subscribers agrees that he or she will assign and deliver to the Trustee any certificate held by the Subscriber representing shares of Stock owned by him or her at any time or from time to time by depositing with the Trustee such certificate or certificates immediately after the issuance thereof, together with proper and sufficient instruments duly endorsed for the transfer thereof to the Trustee and with all necessary stock transfer stamps affixed, and shall do all things necessary for the transfer of the Subscriber's respective shares of Stock to the Trustees on the books of the Corporation.

          (xiii) OTHER STOCKHOLDERS MAY JOIN.

          Every stockholder in the Corporation may become a party to this Agreement by assigning and delivering to the Trustee the certificate or

67                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

certificates representing all shares of Stock owned by such stockholder in the manner provided in the preceding paragraph and expressly agreeing in writing to be bound by all of the terms, conditions and obligations of this Agreement as if such stockholder were an original party (other than the Trustee) hereto.

          (xiv) TRUSTEE TO HOLD SUBJECT TO AGREEMENT.

          The Trustee shall hold the shares of Stock so transferred to him for the common benefit of the Subscribers, under the terms and conditions hereinafter set forth.

          (xv) ISSUANCE OF STOCK CERTIFICATES TO TRUSTEE.

          (a) The Trustee shall surrender to the proper officers of the Corporation for cancellation all certificates of Stock which shall be assigned and delivered to him as herein provided, and in their stead shall procure new certificates to be issued to him as Trustee under this Agreement. Such certificates shall state that they are subject to this Agreement, and such fact shall be noted also in the stock ledger of the Corporation.

          (b) If any of the Stock transferred to the Trustee hereunder represents property pledged by a Subscriber to secure any obligations of such Subscriber and if, as a condition to permitting the transfer of such Stock to the Trustee hereunder the pledgee requires the Trustee to pledge and deposit such Stock with such pledgee, then the Trustee shall so pledge and deposit with such pledgee such Stock, and assign and transfer to such pledgee all of the Trustee's right, title and interest in and to such Stock, to be held by such pledgee in accordance with the original pledge by such Subscriber to the same extent as if the Trustee were such Subscriber.

          (xvi) VOTING TRUST CERTIFICATES.

          (a) Upon the deposit with the Trustee by a Subscriber of a certificate or certificate representing shares of Stock in the manner hereinbefore set forth, the Trustee shall issue to such Subscriber a voting trust certificate for the same number of shares as is represented by the certificate or certificates representing shares of Stock transferred by the Subscriber to the Trustee (each a "Voting Trust Certificate"). Each such Voting Trust Certificate shall state that it is issued under this Agreement, and shall set forth the nature and amount of the beneficial interest thereunder of the person to whom it is issued.

          (b) The Voting Trust Certificate shall be substantially in the following form:

68                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

               "Number VTC ...                .... Shares

AT&T CAPITAL CORPORATION
(a Delaware corporation)

VOTING TRUST CERTIFICATE

          This is to certify that ___________________ (the "Holder") has deposited with the undersigned as Trustee under the Voting Trust Agreement, dated as of October 1, 1996 (the "Voting Trust Agreement"), between certain holders of common stock (the "Stock") of AT&T Capital Corporation, a Delaware corporation (the "Corporation") and Thomas C. Wajnert (the "Trustee"), a certificate or certificates representing the number of shares of Stock set forth above and that, until the termination of the Voting Trust Agreement, the Holder or his or her assign is entitled to all the benefits and interests specified in the Voting Trust Agreement arising from the deposit of such shares of Stock, all as provided in, and subject to the terms of, the Voting Trust Agreement. Until the termination of the Voting Trust Agreement, the Holder or his or her assign is entitled (i) to receive payments equal to the amount of dividends, if any, received by the Trustee upon the shares of Stock represented by this certificate, less any taxes imposed thereon that the Trustee may be required to pay thereon or to withhold therefrom under any present or future law and also less a proportionate share of the expenses of the Trustee and (ii) to vote with respect to action to be taken by the Trustee pursuant to the procedures set forth in the Voting Trust Agreement. Until the Trustee shall have actually delivered a certificate or certificates representing the shares of Stock held by him to the Holder as specified in the Voting Trust Agreement, and subject to the terms thereof, the Trustee or his successor in the trust shall, as provided in the Voting Trust Agreement, possess and be entitled to exercise all rights and powers of every nature of absolute owner and holder of record of the Stock, including, without limitation, the right to vote for every purpose and to consent to or waive any corporate act of the Corporation of any kind, it being understood that no voting right shall pass to the Holder by virtue of the ownership of this certificate or by or under any agreement express or implied, but it being further understood that the Trustee shall be required to vote, or otherwise take action with respect to, the shares of Stock deposited hereunder in the manner set forth in the Voting Trust Agreement.

          Upon the termination of the Voting Trust Agreement, this certificate shall be surrendered to the Trustee by the Holder against delivery to the Holder of a certificate or certificates representing a like number of shares of Stock.

          In the event of the dissolution or total or partial liquidation of the Corporation the money and other property received by the Trustee in respect of the Stock represented by this certificate shall be paid or delivered to the Holder of record hereof, but only upon surrender of this certificate in the case of dissolution or the presentation of this certificate for the notation thereon of the distribution in case of a partial liquidation.

69                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

          To the extent set forth in the Voting Trust Agreement, and subject to the same restrictions and limitations upon transfer by the Holder of the shares of Stock deposited hereunder whether pursuant to the terms of any agreement to which the Holder is subject or otherwise, this certificate and the right, title and interest in and to the shares of Stock in respect of which this certificate is issued, are transferable on the books of the Trustee by the registered Holder hereof in person or by attorney duly authorized, according to the rules established for that purpose by the Trustee and on surrender hereof properly assigned; and until so transferred the Trustee may treat the registered Holder hereof as the owner for all purposes whatsoever except that no delivery of stock certificates hereunder shall be made without the surrender hereof.

          As a condition of making or permitting any transfer or delivery of stock certificates or Voting Trust Certificates, the Trustee may require the payment of a sum sufficient to pay or reimburse him for any stamp tax or other governmental charge in connection therewith and for a proportionate part of his expenses as Trustee.

          The Holder takes this certificate subject to all the terms and conditions of the Voting Trust Agreement and by acceptance of this certificate acknowledges and warrants that receipt of the same is for investment purposes only and not with a view to distribution.

          A duplicate original of the Voting Trust Agreement is filed with the Trustee and with the Corporation.

          IN WITNESS WHEREOF, the undersigned Trustee has executed this certificate as of the ____ day of ___________, ____.

          Trustee

          (c) The Voting Trust Certificates shall be assignable, to the extent set forth herein and subject to the restrictions and limitations on transfer referred to below, and until so transferred the Trustee may treat the registered holder of the Voting Trust Certificate as the owner thereof for all purposes whatsoever. Upon any such permitted transfer, and surrender of the transferred Voting Trust Certificate to the Trustee, together with proper and sufficient instruments duly endorsed for the transfer thereof to the transferee and with all necessary stock transfer stamps affixed, the Trustee shall deliver or cause to be delivered to the transferee a Voting Trust Certificate or Certificate representing the same number of shares of Stock as set forth in the Voting Trust Certificate so transferred and surrendered. The Trustee shall keep a list of the shares of Stock transferred to him, and shall also keep a record of all Voting Trust Certificates issued or transferred on his books, which records shall contain the names and addresses of the holders of the Voting Trust Certificates and the number of shares of Stock represented by each such certificate. Such list and record shall be open at all reasonable times to inspection by any Subscriber or by the Corporation. Every assignee or transferee of a Voting Trust Certificate issued hereunder shall succeed to all the rights hereunder of the transferor and, by acceptance of such Voting Trust Certificate, become a party hereto with like effect as though an original Subscriber hereof.

70                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

          (xvii) RESTRICTIONS ON TRANSFER OF VOTING TRUST CERTIFICATE.

          Each of the Subscribers hereby agrees that during the term of this Agreement, his or her Voting Trust Certificates will not be sold or transferred except in accordance with the terms and conditions of this Agreement and subject to the same restrictions and limitations upon transfer by any Subscriber of the shares of Stock so deposited with the Trustee whether pursuant to the terms of any agreement to which a Subscriber is subject, so long as such agreement remains in effect, or otherwise. The Voting Trust Certificates shall be regarded as stock of the Corporation, within the meaning of any provision of the Bylaws of the Corporation imposing conditions and restrictions upon the sale of stock of the Corporation.

          (xviii) RIGHTS OF THE TRUSTEE.

          Until the Trustee shall have actually delivered a certificate or certificates representing the shares of Stock held by him to the Subscriber as specified herein, and subject to the terms hereof, the Trustee or his successor in the trust shall possess and be entitled to exercise all rights and powers of every nature of absolute owner and holder of record of the Stock, including, without limitation, the right to vote as described below, and the right, upon the instructions of Subscribers representing a majority of the shares of Stock subject to this Trust to sell or transfer all, but not less than all, of such shares, subject to the same restrictions and limitations upon transfer to which any Subscriber of the shares deposited with the Trustee hereunder is subject, whether pursuant to the terms of any agreement to which a Subscriber is subject, so long as such agreement remains in effect, or otherwise. It is expressly acknowledged and agreed that the Trustee's rights hereunder expressly include, without limitation, the right to sell or transfer such shares of Stock in connection with a sale of the Corporation.

          (xix) TRUSTEE TO VOTE STOCK.

          It shall be the duty of the Trustee, and he shall have full power and authority, and he is hereby fully empowered and authorized, to represent the holders of the Voting Trust Certificates and the Stock transferred to the Trustee as aforesaid, and to vote upon the Stock, as directed by the vote of the holders of Voting Trust Certificates representing a majority of the Stock subject to this Trust voting with respect thereto in accordance with reasonable procedures as may be established from time to time by the Trustee, at all meetings of the stockholders of the Corporation, in the election of Directors and upon any and all matters in question, which may be brought before such meetings, as fully as any stockholder might do if personally present. It is expressly acknowledged and agreed that the Trustee's right to vote shall expressly include, without limitation, the right to vote on such fundamental matters as a proposal of merger or consolidation, or a sale of all or substantially all of the assets of the Corporation. The Trustee may vote stock of the Corporation in person or by such person as he may select as his proxy.

71                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

          (xx) TRUSTEE'S LIABILITY.

          The Trustee shall use his best judgment in voting upon the Stock transferred to him, but shall not be liable for any vote cast, or consent or waiver given by him, in good faith, and in the absence of gross negligence or wilful misconduct.

          (xxi) DIVIDENDS AND OTHER DISTRIBUTIONS.

          (a) Except as provided in the next succeeding sentence, the Trustee shall collect and receive all dividends that may accrue upon the shares of Stock subject to this Trust, and, subject to deduction as provided below, shall divide the same among the holders of the Voting Trust Certificates in proportion to the number of shares respectively represented by their Voting Trust Certificates. Notwithstanding the foregoing, the Trustee and the Corporation may provide that the Corporation shall pay directly to the holders of the Voting Trust Certificates any or all dividends that may accrue upon shares of Stock subject to the Trust in proportion to the number of shares respectively represented by their Voting Trust Certificates and subject to deduction as provided below for the benefit of the Trustee.

          (b) In the event of the dissolution or total or partial liquidation of the Corporation, the Trustee shall collect and receive all money and other property in respect of the shares of Stock subject to this Trust, and, subject to deduction as provided below, shall divide the same among the holders of the Voting Trust Certificates in proportion to the number of shares respectively represented by their Voting Trust Certificates, but only upon surrender of such holders' Voting Trust Certificates in the case of dissolution or the presentation of their Voting Trust Certificates for the notation thereon of the distribution in case of a partial liquidation.

          (c) In the event of the merger or consolidation of the Corporation, or a sale of the Corporation or of all or substantially all of its assets, the Trustee may, in his sole discretion, elect to receive the moneys, securities, rights or properties to which the holder of the shares of Stock subject to this Trust is entitled, and, subject to deduction as provided below, to divide the same among the holders of the Voting Trust Certificates in proportion to the number of shares respectively represented by their Voting Trust Certificates, but only upon surrender of such holders' Voting Trust Certificates in the case of the merger or consolidation of the Corporation or the sale of the Corporation, or the presentation of their Voting Trust Certificates for the notation thereon of the distribution in case of a sale of all or substantially all of the assets of the Corporation.

          (d) Notwithstanding anything to the contrary contained herein, the Trustee may deduct from any payment or distribution to any Subscribers hereunder, or all of them, the amount of (i) any taxes imposed thereon that the Trustee may be required to pay thereon or to withhold therefrom under any present or future law, (ii) a sum sufficient to pay or reimburse him for any stamp tax or other governmental charge in connection therewith any

72                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

transfer or delivery of any stock certificate or Voting Trust Certificate and
(iii) a proportionate share of the expenses of the Trustee.

          (xxii) TRUSTEE'S INDEMNITY.

          The Trustee shall be entitled to be indemnified fully out of the dividends coming to his hands against all costs, charges, expenses and other liabilities properly incurred by him in the exercise of any power conferred upon him by these presents; and the Subscribers, and each of them, hereby covenant with the Trustee that in the event of the monies and securities in his hands being insufficient for that purpose, the Subscribers, and each of them, will in proportion to the amount of their respective shares and interests hold harmless and keep indemnified the Trustee of and from all loss or damage which he may sustain or be put to by reason of anything he may lawfully do in the execution of this Trust.

          (xxiii) APPOINTMENT OF SUBSTITUTE OR SUCCESSOR TRUSTEE.

          In the event of the Trustee's dying or resigning or refusing or becoming unable to act, the Trustee may designate, by written instrument duly acknowledged, a substitute or successor Trustee, or if the Trustee cannot, or does not within 10 days of an event described above, so designate a substitute or successor Trustee, then the holders of the Voting Trust Certificates by the vote of the holders of Voting Trust Certificates representing a majority of the Stock deposited hereunder voting with respect thereto, shall appoint a substitute or successor Trustee, and any person so designate or appointed shall thereupon be vested with all the duties, powers and authority of a Trustee hereunder as if originally named herein. Prior to the commencement of his duties, the Trustee and, so long as such subscription agreement remain in effect, each Trustee subsequently designated or appointed shall sign an agreement with the Corporation substantially similar to the subscription agreements pursuant to which the original Subscribers purchased their original shares of Stock and shall thus signify his or her consent to be bound thereby and his or her agreement to perform the terms thereof. All of the terms, provisions and conditions of such subscription agreements shall apply to all Trustees hereof and hereunder with the same force and effect as if such Trustees had originally signed such agreements.

          (xxiv) COMPENSATION.

          The Trustee shall serve without compensation. The Trustee shall have the right to incur and pay such reasonable expenses and charges and to employ such counsel as he may deem necessary or desirable in the performance of his duties hereunder. Any such expenses or charges incurred or paid may be charged pro rata to the holders of the Voting Trust Certificates.

          (xxv) CONTINUANCE AND TERMINATION OF TRUST.

          Unless the Trustee exercises his right, which is hereby expressly granted to him, to terminate the Trust beforehand, the Trust hereby created shall be continued until the date that this 21 years from the date of this Agreement, and shall then terminate. Upon termination of the Trust, the

73                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Trustee shall, upon the surrender of the Voting Trust Certificates by the respective holders thereof assign and transfer to them the number of shares of Stock thereby represented or may deposit with the Corporation the certificate or certificates representing the Stock held by the Trustee, together with proper and sufficient instruments duly endorsed for the transfer thereof and with all necessary stock transfer stamps affixed, with instructions to distribute the same to the registered holders of the Voting Trust Certificates in the manner above provided, and the Trustee shall thereupon be relieved and discharged from all further obligation and liability hereunder.

          (xxvi) NOTICE.

          Any notice to be given to the holders of Voting Trust Certificates hereunder shall be sufficiently given if mailed to the registered holders of Voting Trust Certificates at the addresses furnished respectively by such holders to the Trustee.

          (xxvii) LOST TRUST CERTIFICATES.

          In case any Voting Trust Certificate issued under this Agreement shall become mutilated, destroyed, stolen or lost, the Trustee, in his sole discretion, may authorize the issuance of a new Voting Trust Certificate and thereupon issue a new Voting Trust Certificate in substitution therefor for a like number of shares. The applicant for such substituted Voting Trust Certificate shall furnish to the Trustee evidence to his satisfaction of the mutilation, destruction, theft or loss of such Voting Trust Certificate, together with such indemnity to the Trustee as he may require in his sole discretion.

          (xxviii) TRUSTEE AND THE CORPORATION.

          Nothing herein contained shall disqualify the Trustee hereunder from voting for himself to serve or from serving the Corporation or any of its affiliates as an officer or director or in any other capacity or from voting for himself to receive or receiving compensation for such services. The Trustee shall not be disqualified from his office by dealing or contracting with the Corporation nor shall any transaction or contract of the Corporation be void or voidable by reason of the fact that the Trustee or any corporation, partnership, association or other organization of which the Trustee is a director or officer, or has a financial interest, is in any way interested in such transaction or contract, nor shall the Trustee be liable to account to the Corporation or to any stockholder thereof for any profits realized by, from or through any such transaction or contract by reason of the fact that the Trustee or any corporation, partnership, association or other organization of which the Trustee is a director or officer, or has a financial interest, was in any way interested in such transaction or contract.

          (xxix) MISCELLANEOUS.

          (a) Successors and Assigns. This Agreement shall be binding on and accrue to the benefit of the parties hereto and their respective

74                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

executors, administrators, legal representatives, heirs, assigns and successors.

          (b) Counterparts. This Agreement may be executed in one or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts together constitute one and the same Agreement, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          (c) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          (d) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

          (e) Deposit of Agreement. One fully conformed copy of this Agreement shall be deposited by the Trustee at the Corporation's registered office in the Sate of Delaware, and shall be subject to the same examination by a stockholder of the Corporation as are the books and records of the Corporation, and shall be subject to examination by any holder of a Voting Trust Certificate, in person or by attorney or other agent, during normal business hours. A fully conformed copy of this Agreement shall also retained by the Trustee at his office, and shall be subject to examination by any holder of a Voting Trust Certificate, in person or by attorney or other agent, during normal business hours.

          (xxx) GOVERNING LAW.

          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

          (xxxi) ACCEPTANCE OF TRUST BY TRUSTEE.

          The Trustee hereby accepts the above Trust subject to all of the terms, conditions and reservations herein contained, and agrees that he will exercise his powers and perform his duties as Trustee as herein set forth; provided, that nothing herein contained shall be construed to prevent the Trustee from resigning and discharging himself from the Trust.

          IN WITNESS WHEREOF, the Subscribers have hereunto set their hands and seals and set opposite their respective signatures the number of shares

75                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

held by them respectively, and the Trustee, in token of his acceptance hereby created, have hereunto set his hand and seal.

        [SEAL]

                                                         Trustee

        [SEAL]

                                                       [Subscriber]

76                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                                    EXHIBIT E

                     FIRST AMENDMENT TO THE PLEDGE AGREEMENT

          FIRST AMENDMENT TO THE PLEDGE AGREEMENT (hereinafter called this "Amendment"), dated as of September 30, 1996, by and between Thomas C. Wajnert, an individual residing at the address set forth at the end of this Agreement (the "Pledgor"), and AT&T CAPITAL CORPORATION, a Delaware corporation (the "Pledgee").

RECITALS

          WHEREAS, the Pledgor and the Pledgee entered into the Pledge Agreement (the "Original Agreement"), dated as of August 4, 1993, pursuant to which the Pledgor pledged certain shares of the Common Stock of the Pledgor (the "Pledged Shares") to the Pledgee in exchange for a loan from the Pledgee;

          WHEREAS, pursuant to the Agreement and Plan of Merger among the Pledgee, AT&T Corp., a New York corporation, Hercules Limited, a Cayman Islands company ("Parent"), and Antigua Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), dated as of June 5, 1996 (as amended, the "Merger Agreement"), Merger Sub will be merged (the "Merger") with and into the Pledgee, after which the Pledgee will continue its corporate existence as the surviving corporation (the "Surviving Corporation");

          WHEREAS, pursuant to a Subscription Agreement (the "Subscription Agreement") between the Pledgor and Merger Sub, dated as of September 30, 1996, the Pledgor intends, immediately prior to the effective time of the Merger (the "Effective Time"), to exchange (the "Management Share Exchange") the Pledged Shares for certain shares (the "Merger Sub Shares") of Common Stock, par value $.01 per share, of Merger Sub;

          WHEREAS, the Merger Sub Shares will be converted at the Effective Time pursuant to the Merger Agreement into shares (the "Surviving Corporation Shares") of Common Stock, par value $.01 per share, of the Surviving Corporation;

          WHEREAS, pursuant to a Voting Trust Agreement (the "Voting Trust Agreement") to be entered into between, among others, the Pledgor and Thomas C. Wajnert, as trustee under the Voting Trust Agreement (the "Voting Trustee"), record title to the Surviving Corporation Shares will be transferred to the Voting Trustee, such shares to be held by the Voting Trustee for the common benefit of the Pledgor and certain other stockholders under the Voting Trust Agreement; and

          WHEREAS, the Pledgor and the Pledgee wish to (i) amend the terms of the Original Agreement to provide that the Merger Sub Shares and the Surviving Corporation Common Stock will be considered to be "Purchased Shares" under the terms of the Original Agreement, and (ii) permit the release of the Pledged Shares for the purpose of (a) consummating the Management Share Exchange pursuant to the Subscription Agreement and the subsequent conversion of the Merger Sub Shares into the Surviving Corporation Shares pursuant to the Merger Agreement and (b) permitting the

77                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

transfer of record title to the Surviving Corporation Shares to the Voting Trustee pursuant to the Voting Trust Agreement.

          NOW, THEREFORE, to implement the foregoing and in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Original Agreement are used herein as therein defined.

          2. Recitals. (a) The first recital of the Original Agreement is hereby amended by deleting the parenthetical phrase "(the 'Purchased Shares')" at the end of such recital.

          (b) The second recital of the Original Agreement is hereby amended by inserting the parenthetical phrase "(as defined below)" immediately after the words "Purchased Shares".

          3. Section 1. (a) Section 1 of the Original Agreement is hereby amended by deleting the parenthetical phrase "(as defined in Section 3(d) hereof)" in the second sentence thereof.

          (b) Section 1 of the Original Agreement is also hereby amended by adding the following paragraph to the end of such Section:

          The term "Purchased Shares" as used herein means (i) the shares of Common Stock (the "Original Shares") of the Pledgee purchased by the Pledgor pursuant to the Plan and the Stock Purchase Agreement referred to in the first recital above, as long as such Original Shares are outstanding; (ii) the shares (the "Merger Sub Shares") of Common Stock, par value $.01 per share, of Antigua Acquisition Corporation, a Delaware corporation ("Merger Sub"), for which the Original Shares will be exchanged (together with the payment of $5.00 in cash, if necessary, to permit the issuance of a whole number of Merger Sub Shares) pursuant to a Subscription Agreement, dated as of September 30, 1996 between the Pledgee and Merger Sub, as long as such Merger Sub Shares are outstanding; and
(iii) thereafter, the shares of Common Stock, par value $.01, of the Pledgee into which the Merger Sub Shares will be converted pursuant to the Agreement and Plan of Merger among the Pledgee, AT&T Corp., a New York corporation, Hercules Limited, a Cayman Islands company, and Merger Sub, dated as of June 5, 1996, as amended, pursuant to which Merger Sub will be merged with and into the Pledgee, and after which the Pledgee will continue its corporate existence as the surviving corporation.

          4. New Section 14. The Original Agreement is hereby amended by adding the following new Section 14 immediately after Section 13 thereof:

     14. Voting Trust. In the event that the Pledgee permits the Pledgor to enter into a voting trust agreement and to transfer the Purchased Shares to a Person in trust under such voting trust agreement (a "Voting Trustee"), then, such Voting Trustee shall be required as a condition to such transfer to pledge and deposit with the Pledgee the Purchased Shares in accordance with Section 1 hereof to the same extent as if such Voting

78                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

Trustee were the Pledgor and the other provisions of this Agreement that refer to the Pledgor shall be deemed also to refer to such Voting Trustee, provided that Section 3 hereof shall be deemed, with respect to the Purchased Shares, to refer to such Voting Trustee only and not to the Pledgor.

          5. The Pledgee shall release the Pledged Shares into the possession of the Pledgor for the sole purpose of allowing the Pledgor to participate in (a) the Management Share Exchange, and (b) the subsequent conversion of Merger Sub Shares into the Surviving Corporation Shares pursuant to the Merger Agreement; provided that the Pledgor shall (i) not dispose of the original Pledged Shares, the Merger Sub Shares or the Surviving Corporation Shares (together, the "Shares") except (x) to place such Shares in the custody of the Pledgee, (y) in the case of the original Pledged Shares, to deliver such shares to Merger Sub pursuant to the Management Share Exchange or (z) in the case of the Merger Sub Shares, to transfer such shares to the Voting Trustee pursuant to the Voting Trust Agreement; (ii) not permit any of the Shares to become subject to any lien or encumbrance; and (iii) exercise such care in storing and preserving any of the Shares in the Pledgor's possession as a person who has an obligation to deliver property to another person is required to exercise by law.

          While any of the Shares are in the possession of the Pledgor pursuant to this Section, the rights of the Pledgee (except the right to possess any of the Shares) and the obligations of the Pledgor under the Pledge Agreement shall remain in full force and effect to the extent permitted by law.

          The Pledgor shall immediately return any of the Shares which are in the Pledgor's possession to the Pledgee if either (i) the Merger is consummated pursuant to the Merger Agreement, or (ii) it becomes likely, in the reasonable judgment of the Pledgee, that either the Management Share Exchange or the Merger shall not be consummated on a timely basis.

          6. Continuing Effect of Agreement. Except as expressly amended herein, all of the terms and conditions of the Original Agreement shall remain in full force and effect without amendment.

          7. Effectiveness. This Amendment shall become effective on and as of the time immediately preceding the Effective Time.

          8. Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

          9. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW JERSEY WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

79                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the date first written above.

AT&T CAPITAL CORPORATION

By:     ______________________

        Name:
        Title:

        ______________________
        (Name of Pledgor)

        Address:

        ______________________
        ______________________
        ______________________

80                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                                    EXHIBIT F

                     FIRST AMENDMENT TO THE PROMISSORY NOTE

          FIRST AMENDMENT TO THE PROMISSORY NOTE (hereinafter called this "Amendment"), dated as of October 1, 1996, by and betweem Thomas C. Wajnert, an individual residing at the address set forth at the end of this Agreement (the "Borrower"), and AT&T CAPITAL CORPORATION, a Delaware corporation (the "Company").

RECITALS

          WHEREAS, the Borrower issued to the Company a promissory note (the "Promissory Note"), dated as of August 4, 1993 pursuant to the AT&T Capital Corporation 1993 Leveraged Stock Purchase Plan (the "Plan") and the Stock Purchase Agreement entered into between the Borrower and the Company pursuant to the Plan;

          WHEREAS, pursuant to the Agreement and Plan of Merger among the Company, AT&T Corp., a New York corporation, Hercules Limited, a Cayman Islands company ("Parent"), and Antigua Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), dated as of June 5, 1996 (as amended), Merger Sub was merged (the "Merger") with and into the Company, following which the Company is continuing its corporate existence as the surviving corporation;

          WHEREAS, pursuant to a Subscription Agreement (the "Subscription Agreement") between Merger Sub and the Borrower, dated as of September 30, 1996, the Company (as successor to Merger Sub) and the Borrower are obligated to amend the Promissory Note as promptly as practicable following consummation of the Merger;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Promissory Note are used herein as therein defined.

          2. Maturity Date. The first paragraph of the Promissory Note is hereby amended by deleting the phrase "August 31, 2000 (the 'Maturity Date'), provided that such Maturity Date may be extended by up to one (1) year pursuant to
Section 3.2.2. of the Plan (as defined below)" in the first sentence thereof and substituting in lieu thereof the phrase "October 1, 2006 (the 'Maturity Date'), provided that such Maturity Date may be extended by the Company pursuant to
Section 15 of the Subscription Agreement".

          3. Section 1. The first sentence of Section 1 of the Promissory Note is hereby amended by deleting the words "a rate of 6.00 percent (%) per annum" therefrom and replacing them with the words "a rate of 7.13 percent (%) per annum".

81                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

          4. Section 5. (a) Section 5(b) of the Promissory Note is hereby amended by deleting such section in its entirety and substituting in lieu therefor the following:

     (b) In the event that the Borrower at any time desires to obtain a release of all or any part of any Pledged Property securing the Loan, whether for the purpose of selling such Pledged Property or otherwise, as a condition to such release the Borrower shall make arrangements satisfactory to the Company for the repayment under this Note of an amount equal to the entire Adjusted Loan Balance.

          (b) Section 5(c) of the Promissory Note is hereby amended by deleting such section in its entirety.

          (c) Section 5(d) of the Promissory Note is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

     (c) Any prepayment made pursuant to this Section 5 shall be applied to principal and interest in the same proportion as the amounts of principal and interest owed pursuant to the Promissory Note, at the time of such prepayment, bear to the sum of such interest and principal amounts owed.

          5. Continuing Effect of Agreement. Except as expressly amended herein, all of the terms and conditions of the Promissory Note shall remain in full force and effect without amendment. Without limiting the generality of the foregoing, the Adjusted Loan Balance of the Promissory Note as of the date hereof shall not affected hereby and, except as expressly amended herein, neither the release of Pledged Property for the purpose of effecting the transactions contemplated by the Subscription Agreement nor any other matter in connection herewith or therewith shall be deemed to release or discharge any obligation for payment under the Promissory Note.

          6. Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

          7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW JERSEY WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the date first written above.

82                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

AT&T CAPITAL CORPORATION

By:     ______________________
        Name:
        Title:


        ______________________
        (Name of Borrower)

        Address:

        ______________________
        ______________________
        ______________________

83                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                                    Exhibit D

                                  Benefit Plans

Retirement Plans

        1.     Compensation Limit Excess Plan
        2.     Excess Benefit Plan
        3.     Executive Benefit Plan
        4.     Retirement and Savings Plan
        5.     Supplemental Executive Retirement Plan

Health and Welfare Benefit Plans and Programs
        1.     Senior Management Basic Life Insurance Program
        2.     Senior Management Individual Life Insurance Program
        3.     Senior Management Long-Term Disability Program 1
        4.     Child/Elder Care Reimbursement Account Plan
        5.     Dental Expense Plan
        6.     Health Care Reimbursement Account Plan
        7.     Life and Accidental Loss Insurance Plan
        8.     Long-Term Disability Plan
        9.     Medical Expense Plan
        10.    Vision Care Plan
        11.    Group Legal Services Plan
        12.    Long-Term Care Plan
        13.    Short-Term Disability Plan

84                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                                    Exhibit E

        Perquisites

1.      Health-related

        Health Club Program
        Annual Physical

2.      Travel

        First-class business travel

        Use of company plane (or charter aircraft as appropriate) for business purposes and for personal purposes (in accordance with prior practices which include reimbursement of the Company for such personal use)

        Spousal travel at Company expense for trade association and other business meetings (in accordance with prior practices)

3.      Clubs

        Luncheon Clubs

               -      Metropolitan Club
               -      Morristown Club
               -      Park Avenue Club

        Eligible (along with other executives) for Company's corporate membership in country club
               -      Fiddlers Elbow Golf Club

4.      Other

        Executive Car Plan
        Car and driver (in accordance with prior practices)
        Financial Counseling Plan
        Priority use of Company office and apartment in New York City

85                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

                                    Exhibit F

                    SEPARATION AGREEMENT AND GENERAL RELEASE

For purposes of this Separation Agreement and General Release (the "General Release"), the "Company" shall mean _______________ Corporation and its respective divisions, subsidiaries and affiliated companies.

In consideration of the fact that I, Thomas C. Wajnert (the "Executive") have voluntarily and of my own free will, elected to accept a lump sum payment in the amount of $____________ (the "Termination Amount") and the Company has agreed to pay me the Termination Amount, I acknowledge and agree to the following:

1. I understand that as of ______________ (the "Date of Termination") my employment with the Company will terminate.

2. I also understand that, pursuant to the Older Workers Benefit Protection Act of 1990, I have the right and am encouraged to consult with an attorney before signing this Separation Agreement and General Release, I have twenty-one (21) days to consider the General Release before signing it, and I may revoke the General Release within seven calendar days after signing it. I acknowledge that the Company has informed me of my rights set forth in the immediately preceding sentence. For revocation to be effective, written notice must be received by the Company no later than the close of business on the seventh day after I sign this Separation Agreement and General Release. I understand that this revocation can be made by delivering the written notice of revocation to the [________________ Corporation, Director of Human Resources, 44 Whippany Road, Morristown, New Jersey 07960].

3. I realize that there are various state and federal laws that govern my employment relationship with the Company and/or prohibit employment discrimination on the basis of age, color, race, gender, sexual preference/orientation, marital status, national origin, mental or physical disability, religious affiliation or veteran status and that these laws are enforced through the courts and agencies such as the Equal Employment Opportunity Commission, Department of Labor and State Human Rights Agencies. Such laws include, but are not limited to, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, as amended, 42 U.S.C. Section 1981, etc. In consideration of the Termination Amount, I hereby agree to give up any and all rights I may have under these or any other laws with respect to my employment and termination of employment with the Company.

4. Subject to paragraph 5 below, on behalf of myself, my representatives, heirs, executors, administrators, successors and assigns, I release and forever discharge the Company, its divisions, affiliates, subsidiaries, branches, parents, predecessors, successors, assigns, directors, officers, trustees, representatives, agents and employees stockholders, administrators, attorneys, insurers, fiduciaries or employee benefit plans and programs and the administrators and fiduciaries thereof past, present or future ("Releasees") from any and all debts, obligations, claims,

86                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

including claims for attorney's fees and costs, charges, demands, judgments, promises, covenants, agreements, contracts, actions or causes of action known or unknown, suspected or unsuspected, of every kind and nature whatsoever, from the beginning of the world, which were or could have been raised, which may heretofore have existed and which may now exist against any of the Releasees with respect to, or arising out of, my employment or termination of employment with the Company (collectively "Claims").

     This includes, but is not limited to, Claims arising under arising under the Age Discrimination in Employment Act of 1967, as amended, 9 U.S.C. ss. 626, et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. ss. 2000e, et seq., the Civil Rights Act of 1871, as amended, 42 U.S.C. ss. 1981, et seq., the Americans With Disabilities Act, 42 U.S.C. ss. 12101, et seq., the Rehabilitation Act of 1973, as amended, 29 U.S.C. ss. 701, et seq., the Family and Medical Leave Act of 1993, 29 U.S.C. ss. 2601 et seq., the Fair Labor Standards Act, 29 U.S.C. ss. 201, et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. ss. 1001, et seq., the Worker Adjustment and Retraining Act, 29 U.S.C. ss. 2101, et seq., federal, state or local laws regarding employment discrimination and/or federal, state or local laws of any type or description regarding the employment of labor.

     The Claims released also include all claims arising under the United States or any state constitutions; all claims arising under any Executive Order or derived from or based upon any federal regulations; all common law claims including claims for wrongful discharge, public policy claims, claims for breach of an express or implied contract, claims for breach of an implied covenant of good faith and fair dealing, whistleblower claims, claims for intentional infliction of emotional distress, negligent and/or intentional misrepresentation, defamation, and tortuous interference with contract or prospective economic advantage; all claims for any compensation including back wages, front pay, fringe benefits, liquidated damages, or any other form of economic loss; and all claims for damages due to personal injury, including damages for mental anguish, emotional distress, pain and suffering, humiliation, and punitive damages with respect to, or arising out of, my employment or termination of employment with the Company.

     In addition, I hereby represent and acknowledge that I have not brought any suit, brought charges, filed any grievance or arbitration or commenced any other proceeding, administrative or judicial, against any of the Releasees in any court of law or equity, or before any administrative agency, or any other forum with respect to any matter arising or derivative from my employment with the Company or the termination of my employment with the Company that are currently pending, and on my own behalf and on behalf of my representatives, heirs, executors, administrators, agents, successors and assigns, I hereby covenant and agree not to sue, bring charges, file any grievance or arbitration or commence any other proceeding, administrative or judicial, against any of the Releasees in any court of law or equity, on any debts, obligations, promises, covenants, collective bargaining obligations, agreements, contracts, endorsements, bonds, controversies, suits or causes known or unknown, suspected or unsuspected, of every kind and nature whatsoever, from the beginning of the world, which were or could have been raised, which may heretofore have existed and which may now exist against any of the Releasees, including,

87                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30,1996

but not limited to, those: arising under the Age Discrimination in Employment Act of 1967, as amended, 9 U.S.C. ss. 626, et seq., Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. ss. 2000e, et seq., the Civil Rights Act of 1871, as amended, 42 U.S.C. ss. 1981, et seq., the Americans With Disabilities Act, 42 U.S.C. ss. 12101, et seq., the Rehabilitation Act of 1973, as amended, 29 U.S.C. ss. 701, et seq., the Family and Medical Leave Act of 1993, 29 U.S.C. ss. '2601 et seq., the Fair Labor Standards Act, 29 U.S.C. ss. 201, et seq., the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. ss. 1001, et seq., the Worker Adjustment and Retraining Act, 29 U.S.C. ss. 2101, et seq., federal, state or local laws regarding employment discrimination and/or federal, state or local laws of any type or description regarding the employment of labor; arising from my employment with the Company, my separation from employment with the Releasees, or the actions or conduct of any of the Releasees towards me in connection with my employment or termination of employment with the Company up to and including the date of this General Release, except for a claim that Defendants have failed to comply with the terms of this General Release.

     With respect to any charges that have been or may be filed by others on my behalf, either individually or as part of a class, concerning events or actions relating to my employment or the termination of my employment and which occurred on or before the date of this General Release, I additionally waive and release any right I may have to recover in any such lawsuit or proceeding, and will use my reasonable best efforts, as requested in writing by any Releasee, to discontinue such actions or proceedings on my behalf. I intend that this General Release shall, to the maximum extent permitted by law, discharge each of the Releasees from any Claim released herein. In addition, I shall as soon as practicable after receipt thereof remit to the Company any amounts paid to me as a result of any actions or proceedings referred to in this paragraph.

     If I breach this paragraph, I understand that I will be liable for all expenses, including costs and reasonable attorney's fees, incurred by any Releasee in defending the lawsuit or charge of discrimination, regardless of the outcome. I agree to pay such expenses within thirty (30) calendar days of written demand [to whom at what address?]. This paragraph is not intended to limit me from instituting legal action for the sole purpose of enforcing this General Release.

5. Notwithstanding anything else herein to the contrary, this General Release does not waive or release claims that may arise after the date this General Release is executed and which are based on acts or omissions occurring after the date I sign this Release. In addition, this Release shall not affect (a) the obligations of the Company set forth this Release or in the employment agreement dated [September __, 1996] between the Company and me or other obligations that, by their terms, are to be performed after the date hereof (including, without limitation, obligations to me under any stock option, stock award or incentive plans or agreements or obligations under any pension plan or other benefit plan, all of which shall remain in effect in accordance with their terms), (b) obligations to indemnify me respecting acts or omissions in connection with my service as an officer or employee of the Company or (c) any right I may have to obtain contribution in the event of the entry of judgment against me as a result

88                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

of any act or failure to act for which both I and the Company are jointly responsible.

6. In accordance with my existing and continuing obligations to the Company, I have returned or will promptly return to the Company, all Company property then in my possession, custody or control, (and make all reasonable efforts to retrieve all Company property formerly in my possession) at any time, including, but not limited to, notes, keys, card keys or security passes, Company identification cards, credit or phone cards, files, records, computer access codes, computer programs, instruction manuals, business plans, and other property relating to the business of the Company, but excluding personal correspondence, rolodexes and other items of a personal nature. I understand and agree that after the Date of Termination, I will no longer be authorized to incur any expenses, obligations or liabilities on behalf of the Company. I will submit any claims or vouchers for reimbursement of business expenses.

7. I affirm my obligation to comply fully with the terms of Section 12 of my employment agreement dated September 30, 1996.

     In addition, for a period of three years from the Date of Termination, I shall not publish, cause to be published or write for publication any books, articles or other materials concerning the Company, its divisions or affiliates or my employment with the Company.

     I shall not disclose to anyone the terms of the General Release, other than to my family members and my legal and financial advisors, unless required to do so by subpoena issued by a court or other body with apparent jurisdiction (provided I give the Company notice that I have received any such subpoena within 3 days after I receive any such subpoena in order that the Company may take action to quash any such subpoena as it deems appropriate), without the prior written consent of the Company.

     I will not utter or issue any disparaging or derogatory remark, or make any untruthful statement, about any of the Releasees. The Company's Board of Directors will not utter or issue any disparaging or derogatory remark, or make any untruthful statement, about me. I also agree that I will not in any way assist, and or participate in the pursuit of any claims or actions brought against any of the Releasees that relate to Claims released by this General Release, unless required to do so by subpoena issued by a court or other body with apparent jurisdiction (provided I give the Company notice that I have received any such subpoena within 3 days after I receive any such subpoena in order that the Company may take action to quash any such subpoena as it deems appropriate).

8. I understand that the Company will pay to an outplacement services provider reasonable and documented fees for outplacement services rendered to me.

9. The construction, interpretation and performance of this Separation Agreement and General Release shall be governed by the laws of the State of New Jersey applicable to contracts made and to be performed therein, without giving effect to the principles thereof relating to the conflict of laws. I hereby agree to submit to the exclusive jurisdiction of the United States District Court for the District of New Jersey, or any court of the

89                                               EXHIBIT 10(f)
                                                 FORM 10-Q for the Quarter
                                                 Ended September 30, 1996

state of New Jersey located in _________ county, with respect to all aspects of the enforcement of this General Release.

10. I understand and agree that money damages are not a sufficient remedy for any actual or threatened breach of this Separation Agreement and General Release by me, and that, in addition to all other remedies, the Company will be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

11. In the event that any one or more of the provisions contained in this Separation Agreement and General Release shall for any reason be held to be unenforceable in any respect under the law of any state or of the United States of America, such unenforceability shall not affect any other provision but, with respect only to that jurisdiction holding the provision to be unenforceable, this Separation Agreement and General Release shall then be construed as if such unenforceable provision or provisions had never been contained herein.

12. This Separation Agreement and General Release contains the entire agreement between the Company and me and fully supersedes any and all prior agreements or understandings pertaining to the subject matter hereof. I represent and acknowledge that in executing this Separation Agreement and General Release I have not relied upon any representation or statement not set forth herein made by any of the Releasees or by any of the Releasee's agents, representatives or attorneys with regard to the subject matter hereof.

BY SIGNING THIS SEPARATION AGREEMENT AND GENERAL RELEASE, I STATE THAT; I HAVE READ IT; I UNDERSTAND IT AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS; I AGREE WITH EVERYTHING IN IT; I AM AWARE OF MY RIGHT TO CONSULT AN ATTORNEY BEFORE SIGNING IT; AND I HAVE SIGNED IT KNOWINGLY AND VOLUNTARILY.

__________________________                  ____________________________________
Company Representative                      Executive's Signature

                                            ____________________________________
                                            Executive's Name Printed